UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4098

Name of Registrant: Vanguard Chester Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2007–September 30, 2008

Item 1: Reports to Shareholders

>	For its 2008 fiscal year, Vanguard PRIMECAP Fund returned about –14.0%, a disappointing result that nevertheless was significantly ahead of the fund’s comparative standards.

>	A heavy commitment to economically sensitive information technology companies accounted for about half of the fund’s decline.

>

For the decade ended September 30, the fund’s 9.1% average annual return for Investor Shares led both the comparable return of the S&P 500 Index and the average result for multi-capitalization growth funds by about 6 percentage points.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Trustees Approve Advisory Agreement	28
Glossary	29

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard PRIMECAP Fund
Investor Shares	VPMCX	–14.0%
Admiral™ Shares[1]	VPMAX	–13.9
S&P 500 Index		–22.0
Average Multi-Cap Growth Fund[2]		–24.1

Your Fund’s Performance at a Glance
September 30, 2007–September 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Fund
Investor Shares	$77.82	$62.76	$0.476	$4.223
Admiral Shares	80.82	65.19	0.586	4.381

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

For the 12 months ended September 30, Vanguard PRIMECAP Fund declined –14.0% for Investor Shares and –13.9% for Admiral Shares, holding up significantly better than the Standard & Poor’s 500 Index and the average multi-cap growth fund in a difficult environment.

Although the fiscal year began auspiciously, with many global stock markets reaching record highs in October 2007, the depth and breadth of credit market turmoil drove stocks far below their peaks by the end of the period. Nearly all sectors in the fund—and the stock market in general—lost ground. However, the advisor’s favorable stock selection among materials and beleaguered financial companies significantly boosted the fund’s relative performance.

For those who invest in the fund through taxable accounts, page 25 shows after-tax returns based on the highest tax bracket. Please note that our preliminary estimates suggest that the fund will distribute capital gains of roughly $3.60 per share for Investor Shares and $3.70 per share for Admiral Shares in December 2008.

Credit-market turbulence weighed heavily on stock prices

Troubles simmering in the credit markets for much of the past year came to a boil at the end of the fiscal period, producing several high-profile bankruptcies and putting severe pressure on stock prices

2

around the world. The broad U.S. stock market returned –21.2% for the 12 months ended September 30. In September alone, stock prices fell more than –9%. International stock markets were similarly disappointing, returning –30.0% for the full 12 months.

Policymakers and elected officials, both in the United States and abroad, responded to the upheavals with dramatic new programs designed to help stabilize the credit markets. As participants struggled to make sense of the markets’ fast-changing dynamics, stock prices were exceptionally volatile, with daily ups and downs of 2 percentage points or more becoming common.

U.S. Treasuries rallied in a nervous market

Nervousness in the stock market was echoed, and even amplified, in the bond market. For the 12 months, the broad U.S. bond market returned 3.7%, largely on the strength of Treasuries—investors’ security of choice in times of duress. Corporate bonds generally produced negative returns for the period, coming under heavy selling pressure during investors’ flight to safety. Even the municipal market, made up of generally high-quality securities issued by states and municipalities, recorded a negative 12-month return.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–22.1%	0.1%	5.5%
Russell 2000 Index (Small-caps)	–14.5	1.8	8.1
Dow Jones Wilshire 5000 Index (Entire market)	–21.2	0.6	6.0
MSCI All Country World Index ex USA (International)	–30.0	3.1	11.8

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	3.7%	4.2%	3.8%
Lehman Municipal Bond Index	–1.9	1.9	2.8
Citigroup 3-Month Treasury Bill Index	2.6	4.0	3.1

CPI
Consumer Price Index	4.9%	3.2%	3.4%

3

The U.S. Federal Reserve Board responded to the turmoil with a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.75% to 2.00%. On October 8, shortly after the close of the fiscal period, the Fed cut rates again, to 1.50%. The move was made in coordination with rate cuts by several other central banks.

Stock selection added value in several sectors

The primary drivers of PRIMECAP Fund’s performance were information technology and health care holdings, which together represented about half of the fund’s average assets. The advisor has built significant positions in these two sectors in recent years, anticipating expanded use of computer chips and other electronics, particularly in the developing world, as well as strong growth in pharmaceuticals consumption. The challenging environment, however, led companies in both sectors to struggle.

As credit grew scarce, consumers and businesses (including major financial customers) cut spending on technology, a sector that accounted for about half of the fund’s retreat. Among the notable detractors were Google and the semiconductor manufacturers Texas Instruments (a top-ten holding during the year) and Micron Technology.

In health care, Genzyme and Amgen reported higher revenues and promising clinical results, and were among the fund’s

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Growth Fund
PRIMECAP Fund	0.43%	0.31%	1.43%

Total Returns
Ten Years Ended September 30, 2008

Average
Annual Return
PRIMECAP Fund Investor Shares	9.1%
S&P 500 Index	3.1
Average Multi-Cap Growth Fund[2]	3.5

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 The fund expense ratios shown are from the prospectus dated January 25, 2008. For the fiscal year ended September 30, 2008, the fund’s expense ratios were 0.43% for Investor Shares and 0.31% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

2 Derived from data provided by Lipper Inc.

4

strongest contributors. Overall, however, health care stocks trimmed almost 2 percentage points from the fund’s return for the fiscal year.

PRIMECAP Management Company, the fund’s advisor, seeks to identify companies or industries that appear to have superior long-term growth potential but are underappreciated by the market. This somewhat contrarian strategy can cause the fund’s results to diverge significantly from the performance of its benchmark index and peers, as was evident during the volatile 12 months. Two of the smaller sectors in the portfolio—materials and financials—illustrate this point.

After climbing steeply during much of the past year, prices of raw materials and industrial commodities reversed course in midsummer, leading to weak 12-month returns in the market’s materials sector. In the PRIMECAP portfolio, by contrast, the advisor managed to capitalize on rising grain and food prices through sizable investments in fertilizer producer Potash Corp. of Saskatchewan (one of the fund’s largest holdings) and Monsanto. The fund’s materials holdings rose almost 9%, compared with a decline of more than –21% for this sector in the benchmark.

And although gains were scarce in the embattled financial sector, the fund’s relatively small exposure to banks, brokerages, insurers, and other financial companies meant that shareholders escaped some of the industry’s trauma. The advisor also held some of the sector’s better performers, including insurance broker Marsh & McLennan, which notched a double-digit gain for the year—helping to moderate some of the downdraft from small positions in fallen giants AIG, Fannie Mae, and Freddie Mac.

For more on the advisor’s strategy and outlook, please see the Advisor’s Report on page 7.

Focus and discipline have enhanced the fund’s long-term results

PRIMECAP Management Company has adhered to a disciplined, focused, and patient investment philosophy throughout the fund’s almost 25-year history. The advisor’s approach to identifying out-of-favor growth companies typically results in low turnover and fairly concentrated holdings, and it has handsomely rewarded shareholders over the years.

For the ten years ended September 30, the Investor Shares of PRIMECAP Fund earned an average annual return of 9.1%, almost 6 percentage points above the result for both the fund’s benchmark index and the average return of competing multi-cap growth funds. A hypothetical initial $25,000 investment in the fund’s Investor Shares made ten years ago would have compounded to almost $60,000 by September 30, compared with about $34,000 for a similar investment in the S&P 500. And the fund’s modest expense ratio has helped investors to keep more of the portfolio’s returns, an advantage that compounds over time.

5

During turbulent times, focus on the long run

Over the past year—and more acutely in recent weeks—global financial markets have experienced an unprecedented confluence of events. Understandably, many investors have been unnerved by the headlines about shrinking investment portfolios, declining home values, tight credit, and last-minute bank rescues. We firmly believe that maintaining a long-term perspective can help investors get through such rocky periods. Selling in a panic—or letting your emotions drive your investment decisions—is often a recipe for disappointment.

Instead, it’s important to focus on the time-tested principles of balance and diversification, both within and across asset classes. That’s why we encourage you to determine a mix of stock, bond, and money market funds that is consistent with your goals, time horizon, and tolerance for the markets’ inevitable ups and downs—and then try to stick with it. Of course, even balanced portfolios have faced tough times during the past 12 months. Everything that history has taught us about the markets, however, suggests that these principles can put you in the best position to achieve long-term investment success.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

October 10, 2008

6

Advisor’s Report

For the fiscal year ended September 30, the Investor and Admiral Shares of Vanguard PRIMECAP Fund returned –14.0% and –13.9%, respectively. The fund outperformed the –22.0% return of the S&P 500 Index and the –24.1% average return of multi-cap growth funds.

Investment environment

As the fiscal year came to a close, the deterioration in the financial sector accelerated. Many of the larger players experienced significant asset write-downs, recapitalizations, and even bankruptcies. The urgency to deleverage and rapidly falling stock prices led to a further decline in the sector.

The Federal Reserve Board and the U.S. Treasury Department responded swiftly, introducing a number of programs designed to help stabilize the markets, including the $700 billion Emergency Economic Stabilization Act of 2008. The act gives the Treasury broad authority to help banks strengthen their balance sheets. The bill’s passage by Congress was keenly anticipated—passage came a few days after the end of the fund’s fiscal year—but initially, at least, the financial markets remained under severe pressure. Stock prices fell sharply, and credit-market activity came to a near-standstill.

These dramatic events capped a 12-month period of already-poor stock market performance. What at first looked like a slowdown seemed likely to become a recession. The employment situation continues to deteriorate, and retail sales have declined significantly. Although the sharp correction in energy and commodity prices has hurt investors, the cost relief to consumers will potentially have the same impact as a tax cut and will help overextended household budgets.

Management of the fund

Our primary objective is to identify companies whose long-term fundamentals will evolve significantly better than the current Wall Street consensus or valuation suggests. To help find these underappreciated companies, we rely on rigorous fundamental research and meet not only with company management but also with competitors, suppliers, and customers. We invest with a long-term perspective, in the expectation that over a three- to five-year horizon our choices will outperform the market.

In recent years, this process has led us to establish large positions in information technology and health care stocks. Together, these holdings accounted for more than 50% of portfolio assets at the end of the period. Both sectors struggled during the past 12 months; however, some bright spots included Amgen and Genzyme, both of which have benefited from investors’ renewed interest in biotech stocks. Among the weaker performers were pharmaceuticals giant Eli Lilly, which has been buffeted by regulatory setbacks, and information technology holdings Texas

7

Instruments and Micron Technologies, which have seen their share prices fall as demand for computers and computer chips has softened.

During the past 12 months, the fund earned its highest returns in the materials sector. Potash Corp. of Saskatchewan, the world’s leading supplier of fertilizer compound potash, and Monsanto, which produces genetically engineered seeds and high-value-added herbicides, have capitalized on the global boom in grain prices. The fund also benefited from having limited exposure to financial stocks. At the end of the period, financials accounted for less than 5% of the fund’s assets, one-third the benchmark weighting. This low weighting reflects our long-standing assessment that the sector’s opaque financial statements make these businesses difficult to value. Results were, however, hurt by insurance company American International Group, which was essentially taken over by the Treasury Department. While our allocation to AIG was small, the company’s approximately 95% share price decline trimmed almost a full percentage point from the fund’s return.

Outlook

As previously mentioned, our greatest areas of conviction remain health care and information technology. The bearish arguments on the health care sector are well known: increased scrutiny during the Food and Drug Administration (FDA) approval process, patent expirations, generic competition, price controls, and government intervention. We have been surprised and disappointed by the difficulties that pharmaceutical companies have encountered in trying to get new products approved by the FDA. In our view, however, investors are overlooking some companies’ promising drug pipelines, exciting and innovative new medical devices, and valuations that are near 30-year lows. We have positioned the portfolio to take advantage of a potential shift in market leadership, and we believe the innovation and financial strength of the health care industry are likely to be recognized in the coming years.

Historically, technology spending has been cyclical, and tech stocks are trading at valuations that suggest this is still the case. In addition, there is pervasive fear that the meltdown in the financial sector will have a significant impact on technology spending, as financial firms have traditionally been large consumers of information technology. We think the tech industry has changed dramatically over the last ten years: Market shares are more concentrated, companies are more global in nature, and balance sheets are among the strongest in corporate America. We maintain our conviction in the companies we own in this area, and we look for a recovery in 2009.

The most immediate concern is the financial-market turmoil. The lack of liquidity in many areas of the market is debilitating for corporate America. Long

8

term, we believe the equity markets will recover and investors will be rewarded for purchasing equities. However, the recovery in economic growth will take time, as the system needs to deleverage the excesses of the past seven or eight years. Unlike in some prior recoveries, we do not view the consumer as the engine for growth; consumers have taken on excessive debt and need to repair their damaged balance sheets. Personal saving has been nonexistent and needs to increase. The process will take time, and patience is required.

We remain optimistic about the fund’s portfolio. We believe that the companies we hold are positioned well for what might prove to be an increasingly difficult economic environment. In difficult times, fundamentals matter most, and we will continue to search for companies whose valuations now make them attractive long-term investments.

We thank you for entrusting your hard-earned capital to us. We will continue to work diligently to prove worthy of that trust.

Howard B. Schow		Theo A. Kolokotrones
Portfolio Manager		Portfolio Manager
Joel P. Fried
Portfolio Manager
Mitchell J. Milias		Alfred W. Mordecai
Portfolio Manager		Portfolio Manager
David H. Van Slooten
Portfolio Manager

PRIMECAP Management Company		October 14, 2008

9

Fund Profile

As of September 30, 2008

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	120	499
Median Market Cap	$29.5B	$43.8B
Price/Earnings Ratio	17.0x	14.8x
Price/Book Ratio	2.6x	2.3x
Yield[2]		2.4%
Investor Shares	0.9%
Admiral Shares	1.0%
Return on Equity	18.9%	21.3%
Earnings Growth Rate	24.9%	17.8%
Foreign Holdings	12.5%	0%
Turnover Rate	11%	—
Expense Ratio (9/30/2007)[3]		—
Investor Shares	0.43%
Admiral Shares	0.31%
Short-Term Reserves	3.6%	—

Sector Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Consumer Discretionary	12.0%	8.5%
Consumer Staples	1.8	12.2
Energy	6.9	13.4
Financials	4.8	15.6
Health Care	25.2	13.1
Industrials	12.7	11.1
Information Technology	28.4	16.0
Materials	7.9	3.4
Telecommunication Services	0.2	3.1
Utilities	0.1	3.6

Volatility Measures[4]
Fund Versus
Comparative Index[1]
R-Squared	0.86
Beta	0.92

Ten Largest Holdings[5] (% of total net assets)

Eli Lilly & Co.	pharmaceuticals	4.0%
FedEx Corp.	air freight and
	logistics	3.7
Medtronic, Inc.	health care
	equipment	3.7
Novartis AG ADR	pharmaceuticals	3.5
Adobe Systems, Inc.	application software	3.4
Amgen, Inc.	biotechnology	3.3
Oracle Corp.	systems software	2.9
Potash Corp. of	fertilizers and
Saskatchewan, Inc.	agricultural
	chemicals	2.9
DIRECTV Group, Inc.	cable and satelite	2.6
Microsoft Corp.	systems software	2.4
Top Ten		32.4%

Investment Focus

1 S&P 500 Index.

2 30-day SEC yield for the fund; annualized dividend yield for the index.

3 The expense ratios shown are from the prospectus dated January 25, 2008. For the fiscal year ended September 30, 2008, the expense ratios were 0.43% for Investor Shares and 0.31% for Admiral Shares.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

5 The holdings listed exclude any temporary cash investments and equity index products.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1998–September 30, 2008

Initial Investment of $25,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2008			of a $25,000
	One Year	Five Years	Ten Years	Investment
PRIMECAP Fund Investor Shares[1,2]	–13.96%	9.39%	9.14%	$59,960
S&P 500 Index	–21.98	5.17	3.06	33,800
Average Multi-Cap Growth Fund[3]	–24.07	4.79	3.45	35,108

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
PRIMECAP Fund Admiral Shares[1]	–13.85%	9.55%	6.89%	$158,143
S&P 500 Index	–21.98	5.17	2.47	118,275

1 Total return figures do not reflect the 1% redemption fee assessed on redemptions of shares held less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 23, 2001, and held for less than five years.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Derived from data provided by Lipper Inc.

4 Performance for the fund’s Admiral Shares and its comparative standard is calculated since the Admiral Shares’ inception: November 12, 2001.

11

Fiscal-Year Total Returns (%): September 30, 1998–September 30, 2008

Note: See Financial Highlights tables for dividend and capital gains information.

12

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.5%)
Consumer Discretionary (11.6%)
*	DIRECTV Group, Inc.	28,720,807	751,624
1	Whirlpool Corp.	5,585,000	442,835
	TJX Cos., Inc.	12,844,800	392,023
	Sony Corp. ADR	12,150,000	375,070
	Target Corp.	5,019,000	246,182
*	Kohl’s Corp.	5,172,400	238,344
	The Walt Disney Co.	5,650,000	173,398
*	Amazon.com, Inc.	2,302,600	167,537
	Eastman Kodak Co.	9,000,000	138,420
*	Bed Bath & Beyond, Inc.	3,350,975	105,254
	Mattel, Inc.	4,600,000	82,984
	Best Buy Co., Inc.	1,575,000	59,063
	Lowe’s Cos., Inc.	2,450,000	58,041
	Carnival Corp.	1,200,000	42,420
*	Viacom Inc. Class B	1,400,000	34,776
	Comcast Corp. Class A	831,450	16,321
	Abercrombie & Fitch Co.	375,000	14,794
			3,339,086
Consumer Staples (1.8%)
	Costco Wholesale Corp.	6,900,000	448,017
	Avon Products, Inc.	1,600,000	66,512
			514,529
Energy (6.6%)
	Schlumberger Ltd.	5,103,500	398,532
	Noble Energy, Inc.	5,960,000	331,316
	EOG Resources, Inc.	3,045,000	272,406
	Peabody Energy Corp.	5,513,600	248,112
	Hess Corp.	3,000,000	246,240
	EnCana Corp.	2,257,000	148,353
*	Plains Exploration &
	Production Co.	3,869,620	136,056
	ConocoPhillips Co.	900,000	65,925
	Murphy Oil Corp.	350,000	22,449
*	Patriot Coal Corp.	720,000	20,916
	Noble Corp.	470,000	20,633
*	National Oilwell Varco Inc.	13,000	653
			1,911,591

			Market
			Value•
		Shares	($000)
Financials (4.6%)
	Marsh & McLennan
	Cos., Inc.	13,778,000	437,589
*	Berkshire Hathaway Inc.
	Class B	65,600	288,312
	Discover Financial
	Services	10,140,800	140,146
	The Chubb Corp.	2,400,000	131,760
	Bank of New York
	Mellon Corp.	3,881,140	126,448
	AFLAC Inc.	980,000	57,575
	Wells Fargo & Co.	1,150,000	43,159
	JPMorgan Chase & Co.	880,000	41,096
	Progressive Corp. of Ohio	1,650,000	28,710
	Capital One Financial Corp.	505,000	25,755
	State Street Corp.	180,000	10,238
	Fifth Third Bancorp	445,000	5,296
*	SLM Corp.	100,000	1,234
	Citigroup, Inc.	60,000	1,231
			1,338,549
Health Care (24.3%)
	Eli Lilly & Co.	26,214,500	1,154,225
	Medtronic, Inc.	21,206,652	1,062,453
	Novartis AG ADR	18,859,765	996,550
*	Amgen, Inc.	15,989,500	947,698
*	Biogen Idec Inc.	13,750,893	691,532
*	Boston Scientific Corp.	39,417,610	483,654
	Roche Holdings AG	3,050,000	477,453
*	Genzyme Corp.	4,400,000	355,916
1	Applied Biosystems Inc.	8,799,800	301,393
	GlaxoSmithKline PLC ADR	5,755,000	250,112
*,1	Millipore Corp.	2,820,000	194,016
	Wyeth	1,250,000	46,175
*	Sepracor Inc.	2,200,000	40,282
*	Genentech, Inc.	156,000	13,834
	Sanofi-Aventis ADR	160,000	5,259
			7,020,552

13

			Market
			Value•
		Shares	($000)
Industrials (12.2%)
	FedEx Corp.	13,591,800	1,074,296
	Southwest Airlines Co.	34,123,300	495,129
	C.H. Robinson
	Worldwide Inc.	6,541,000	333,329
	Caterpillar, Inc.	4,956,900	295,431
	Honeywell
	International Inc.	6,697,400	278,277
	United Parcel Service, Inc.	3,515,000	221,058
	Union Pacific Corp.	2,501,300	177,993
*,[1]	AMR Corp.	15,219,100	149,452
	Deere & Co.	2,251,900	111,469
	Canadian Pacific
	Railway Ltd.	1,632,700	87,937
	The Boeing Co.	1,404,650	80,557
	Donaldson Co., Inc.	1,600,000	67,056
*,[1]	Alaska Air Group, Inc.	2,800,000	57,092
	Granite Construction Co.	1,500,000	53,730
	Pall Corp.	750,000	25,793
	3M Co.	300,000	20,493
	Norfolk Southern Corp.	30,500	2,019
	Canadian National
	Railway Co.	4,600	220
			3,531,331
Information Technology (27.5%)
	Communications Equipment (3.9%)
	QUALCOMM Inc.	10,733,000	461,197
	Corning, Inc.	16,280,400	254,626
^	LM Ericsson Telephone
	Co. ADR Class B	17,255,714	162,721
1	Plantronics, Inc.	4,701,500	105,878
	Motorola, Inc.	14,170,000	101,174
*	Cisco Systems, Inc.	1,550,000	34,968
*	Nortel Networks Corp.	5,472,040	12,257

	Computers & Peripherals (2.4%)
	Hewlett-Packard Co.	8,650,000	399,976
*	EMC Corp.	22,229,200	265,861
*	Dell Inc.	1,380,000	22,743

	Electronic Equipment, Instruments &
	Components (0.0%)
*	Agilent Technologies, Inc.	107,681	3,194

	Internet Software & Services (2.9%)
*	Google Inc.	1,649,000	660,457
*	eBay Inc.	6,625,000	148,267
*	Yahoo! Inc.	882,400	15,266

			Market
			Value•
		Shares	($000)
	IT Services (0.5%)
	Accenture Ltd.	4,136,200	157,175

	Semiconductors & Semiconductor
	Equipment (5.4%)
	Texas Instruments, Inc.	31,030,000	667,145
	Intel Corp.	15,000,000	280,950
*	NVIDIA Corp.	15,150,000	162,256
*	Micron Technology, Inc.	36,512,373	147,875
	Applied Materials, Inc.	7,958,000	120,405
	KLA-Tencor Corp.	2,691,000	85,170
	ASML Holding NV
	(New York Shares)	3,623,111	63,803
*	Rambus Inc.	2,500,000	32,125
*	Entegris Inc.	2,583,472	12,504
*	Verigy Ltd.	13,184	215

	Software (12.4%)
*	Adobe Systems, Inc.	25,055,000	988,921
*	Oracle Corp.	41,550,600	843,893
	Microsoft Corp.	26,490,000	707,018
*,1	Intuit, Inc.	17,300,000	546,853
*,1	Citrix Systems, Inc.	9,950,000	251,337
*	Symantec Corp.	12,009,200	235,140
			7,951,370
Materials (7.6%)
	Potash Corp. of
	Saskatchewan, Inc.	6,243,300	824,178
	Monsanto Co.	6,351,460	628,667
	Praxair, Inc.	3,670,867	263,348
	Weyerhaeuser Co.	2,377,231	144,013
	Alcoa Inc.	4,854,000	109,603
^	Vulcan Materials Co.	1,100,000	81,950
*	Domtar Corp.	12,617,723	58,042
	Dow Chemical Co.	1,500,000	47,670
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	600,000	34,110
			2,191,581
Telecommunication Services (0.2%)
	Sprint Nextel Corp.	11,290,000	68,869

Utilities (0.1%)
*	AES Corp.	1,635,000	19,113
Total Common Stocks
(Cost $21,430,683)			27,886,571

14

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (4.3%)
2,3 Vanguard Market Liquidity
Fund, 2.296%
(Cost $1,234,248)	1,234,247,604	1,234,248
Total Investments (100.8%)
(Cost $22,664,931)		29,120,819
Other Assets and Liabilities—
Net (–0.8%)		(236,273)
Net Assets (100%)		28,884,546

Statement of Assets and Liabilities
Assets
Investments in Securites, at Value		29,120,819
Receivables for Capital Shares Issued		27,380
Other Assets		24,769
Total Assets		29,172,968
Liabilities
Security Lending Collateral
Payable to Brokers		142,154
Payables for Investment
Securities Purchased		21,850
Payables for Capital
Shares Redeemed		47,518
Other Liabilities		76,900
Total Liabilities		288,422
Net Assets		28,884,546

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	20,660,644
Undistributed
Net Investment Income	127,927
Accumulated Net
Realized Gains	1,640,319
Unrealized Appreciation
(Depreciation)
Investment Securities	6,455,888
Foreign Currencies	(232)
Net Assets	28,884,546

Investor Shares—Net Assets
Applicable to 306,456,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	19,233,520
Net Asset Value Per Share—
Investor Shares	$62.76

Admiral Shares—Net Assets
Applicable to 148,054,160 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,651,026
Net Asset Value Per Share—
Admiral Shares	$65.19

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $135,043,000.

1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $142,154,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

ADR—American Depositary Receipt.

15

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Dividends[1,2]	337,215
Interest[2]	45,571
Security Lending	2,817
Total Income	385,603
Expenses
Investment Advisory Fees—Note B	67,558
The Vanguard Group—Note C
Management and Administrative—Investor Shares	42,534
Management and Administrative—Admiral Shares	8,244
Marketing and Distribution—Investor Shares	4,224
Marketing and Distribution—Admiral Shares	1,731
Custodian Fees	475
Auditing Fees	21
Shareholders’ Reports—Investor Shares	306
Shareholders’ Reports—Admiral Shares	89
Trustees’ Fees and Expenses	45
Total Expenses	125,227
Net Investment Income	260,376
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,165,773
Foreign Currencies	(132)
Realized Net Gain (Loss)	2,165,641
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(7,148,917)
Foreign Currencies	(237)
Change in Unrealized Appreciation (Depreciation)	(7,149,154)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,723,137)

1 Dividends are net of foreign withholding taxes of $9,071,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $10,267,000, $45,571,000, and $118,543,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	260,376	213,011
Realized Net Gain (Loss)	2,165,641	1,902,346
Change in Unrealized Appreciation (Depreciation)	(7,149,154)	3,159,826
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,723,137)	5,275,183
Distributions
Net Investment Income
Investor Shares	(140,925)	(134,480)
Admiral Shares	(78,490)	(68,524)
Realized Capital Gain[1]
Investor Shares	(1,250,270)	(1,222,618)
Admiral Shares	(586,796)	(498,927)
Total Distributions	(2,056,481)	(1,924,549)
Capital Share Transactions
Investor Shares	374,088	(733,663)
Admiral Shares	1,290,705	1,011,830
Net Increase (Decrease) from Capital Share Transactions	1,664,793	278,167
Total Increase (Decrease)	(5,114,825)	3,628,801
Net Assets
Beginning of Period	33,999,371	30,370,570
End of Period[2]	28,884,546	33,999,371

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $42,196,000 and $16,355,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $127,927,000 and $104,080,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Financial Highlights

Investor Shares
					Sept. 1,	Year
					2004, to	Ended
For a Share Outstanding	Year Ended September 30,				Sept. 30,	Aug. 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2004
Net Asset Value, Beginning of Period	$77.82	$70.30	$64.79	$57.18	$54.93	$48.50
Investment Operations
Net Investment Income	.552	.460	.437	.511[2]	.030	.250
Net Realized and Unrealized Gain (Loss)
on Investments	(10.913)	11.500	7.367	7.544	2.220	6.390
Total from Investment Operations	(10.361)	11.960	7.804	8.055	2.250	6.640
Distributions
Dividends from Net Investment Income	(.476)	(.440)	(.386)	(.445)	—	(.210)
Distributions from Realized Capital Gains	(4.223)	(4.000)	(1.908)	—	—	—
Total Distributions	(4.699)	(4.440)	(2.294)	(.445)	—	(.210)
Net Asset Value, End of Period	$62.76	$77.82	$70.30	$64.79	$57.18	$54.93

Total Return[3]	–13.96%	17.77%	12.30%	14.13%	4.10%	13.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,234	$23,435	$21,828	$20,643	$20,933	$20,115
Ratio of Total Expenses to
Average Net Assets	0.43%	0.43%	0.46%	0.46%	0.45%[4]	0.46%
Ratio of Net Investment Income to
Average Net Assets	0.76%	0.62%	0.64%	0.85%[2]	0.57%[4]	0.48%
Portfolio Turnover Rate	11%	11%	10%	12%	1%	9%

1 The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.

2 Net investment income per share and the ratio of net investment income to average net assets include $.144 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 23, 2001, and held for less than five years. Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Admiral Shares
					Sept. 1,	Year
					2004, to	Ended
For a Share Outstanding	Year Ended September 30,				Sept. 30,	Aug. 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2004
Net Asset Value, Beginning of Period	$80.82	$73.03	$67.28	$59.36	$57.02	$50.34
Investment Operations
Net Investment Income	.664	.580	.562	.636[2]	.030	.350
Net Realized and Unrealized Gain (Loss)
on Investments	(11.327)	11.930	7.640	7.836	2.310	6.620
Total from Investment Operations	(10.663)	12.510	8.202	8.472	2.340	6.970
Distributions
Dividends from Net Investment Income	(.586)	(.570)	(.472)	(.552)	—	(.290)
Distributions from Realized Capital Gains	(4.381)	(4.150)	(1.980)	—	—	—
Total Distributions	(4.967)	(4.720)	(2.452)	(.552)	—	(.290)
Net Asset Value, End of Period	$65.19	$80.82	$73.03	$67.28	$59.36	$57.02

Total Return[3]	–13.85%	17.91%	12.45%	14.33%	4.10%	13.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,651	$10,565	$8,542	$6,930	$3,773	$3,605
Ratio of Total Expenses to
Average Net Assets	0.31%	0.31%	0.31%	0.31%	0.30%[4]	0.31%
Ratio of Net Investment Income to
Average Net Assets	0.88%	0.74%	0.79%	0.96%[2]	0.72%[4]	0.63%
Portfolio Turnover Rate	11%	11%	10%	12%	1%	9%

1 The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.

2 Net investment income per share and the ratio of net investment income to average net assets include $.149 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

20

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2008, the investment advisory fee represented an effective annual rate of 0.21% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2008, the fund had contributed capital of $2,767,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.77% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2008, the fund realized net foreign currency losses of $132,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $16,982,000 from undistributed net investment income, and $137,747,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2008, the fund had $182,005,000 of ordinary income and $1,640,516,000 of long-term capital gains available for distribution.

At September 30, 2008, the cost of investment securities for tax purposes was $22,664,931,000. Net unrealized appreciation of investment securities for tax purposes was $6,455,888,000, consisting of unrealized gains of $9,284,450,000 on securities that had risen in value since their purchase and $2,828,562,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2008, the fund purchased $3,480,174,000 of investment securities and sold $3,930,283,000 of investment securities, other than temporary cash investments.

21

F. Capital share transactions for each class of shares were:

		Year Ended September 30,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,077,166	29,316	1,811,548	25,085
Issued in Lieu of Cash Distributions	1,373,695	19,529	1,339,306	19,279
Redeemed[1]	(3,076,773)	(43,528)	(3,884,517)	(53,726)
Net Increase (Decrease)—Investor Shares	374,088	5,317	(733,663)	(9,362)
Admiral Shares
Issued	1,585,771	21,398	1,527,181	20,281
Issued in Lieu of Cash Distributions	623,446	8,542	536,593	7,443
Redeemed[1]	(918,512)	(12,597)	(1,051,944)	(13,979)
Net Increase (Decrease)—Admiral Shares	1,290,705	17,343	1,011,830	13,745

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30, 2007		Proceeds from		Sept. 30, 2008
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alaska Air Group, Inc.	58,649	2,804	—	—	57,092
AMR Corp.	NA2	117,622	—	—	149,452
Applied Biosystems Inc.	NA2,3	—	4,999	374	301,393
Citrix Systems, Inc.	401,184	—	—	—	251,337
Intuit, Inc.	NA2	16,636	—	—	546,853
Millipore Corp.	213,756	—	—	—	194,016
Plantronics, Inc.	134,228	—	—	940	105,878
Pogo Producing Co.	173,139	—	—	—	NA4
Tektronix, Inc.	132,359	—	181,313	286	—
Whirlpool Corp.	356,400	121,103	—	8,667	442,835
	1,469,715			10,267	2,048,856

1 Net of redemption fees of $1,871,000 and $1,507,000 (fund totals).

2 At September 30, 2007, the issuer was not an affiliated company of the fund.

3 Applera Corp.–Applied Biosystems Group changed its name on July 1, 2008, to Applied Biosystems Inc. The issuer became an affiliated company of the fund as a result of a reduction in its voting shares.

4 In November 2007, Pogo Producing Co. merged with Plains Exploration & Production Co. At September 30, 2008, Plains Exploration & Production Co. was not an affiliated company of the fund.

22

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2008, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	28,643,366
Level 2—Other significant observable inputs	477,453
Level 3—Significant unobservable inputs	—
Total	29,120,819

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard PRIMECAP Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Vanguard PRIMECAP Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2008

Special 2008 tax information (unaudited) for Vanguard PRIMECAP Fund

This information for the fiscal year ended September 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,932,491,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal period.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $261,611,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 91.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Fund Investor Shares[1]
Periods Ended September 30, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–13.96%	9.39%	9.14%
Returns After Taxes on Distributions	–14.77	8.84	8.31
Returns After Taxes on Distributions and Sale of Fund Shares	–7.81	8.19	7.83

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 23, 2001, and held for less than five years. Nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	3/31/2008	9/30/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$934.76	$2.04
Admiral Shares	1,000.00	935.29	1.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.96	$2.13
Admiral Shares	1,000.00	1,023.51	1.57

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.42% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Trustees Approve Advisory Agreement

The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of PRIMECAP Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the firm. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. The firm has managed the fund since the fund’s inception in 1984. Six experienced portfolio managers are responsible for separate subportfolios, and each manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that have been overlooked by the market and are trading at attractive valuation levels.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that PRIMECAP Management has carried out its investment strategy in disciplined fashion, and that the results have been solid. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

28

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared. The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/
Trustee Since May 1987;	Trustee of The Vanguard Group, Inc., and of each of the investment companies served
Chairman of the Board	by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group
156 Vanguard Funds Overseen	and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Chief Financial Officer	Treasurer of each of the investment companies served by The Vanguard Group; Chief
Since September 2008	Financial Officer of each of the investment companies served by The Vanguard
Treasurer Since July 1998	Group since 2008.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director,
Chief Executive Officer	and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and
Since August 31, 2008	President of each of the investment companies served by The Vanguard Group since
President Since March 2008	2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard
156 Vanguard Funds Overseen	Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group and of each of the investment companies served by The Vanguard
Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
Standard & Poor’s 500® and S&P 500® are trademarks	To find out more about this public service, call the SEC
of The McGraw-Hill Companies, Inc., and have been	at 202-551-8090. Information about your fund is also
licensed for use by The Vanguard Group, Inc.	available on the SEC’s website, and you can receive
Vanguard mutual funds are not sponsored, endorsed,	copies of this information, for a fee, by sending a
sold, or promoted by Standard & Poor’s, and Standard &	request in either of two ways: via e-mail addressed to
Poor’s makes no representation regarding the advisability	publicinfo@sec.gov or via regular mail addressed to the
of investing in the funds.	Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.
The funds or securities referred to herein are not
sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
securities. For any such funds or securities, the
prospectus or the Statement of Additional Information
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.

Russell is a trademark of The Frank Russell Company.
© 2008 The Vanguard Group, Inc.,
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q590 112008

>	The broad U.S. stock market retreated –21.2% in the fiscal year ended September 30, 2008, as a year-long credit crunch came to a head.

>	Helped by strong demand for U.S. Treasury securities, returns from the broad U.S. bond market were positive, providing a bit of a cushion for the Vanguard Target Retirement Funds.

>

For the 12 months, the returns for the six Target Retirement Funds in this report ranged from –4.2% for the most income-oriented fund to –17.6% for the 2025 fund, which has the highest allocation to equities.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Target Retirement Income Fund	8
Target Retirement 2005 Fund	17
Target Retirement 2010 Fund	26
Target Retirement 2015 Fund	34
Target Retirement 2020 Fund	43
Target Retirement 2025 Fund	51
Your Fund’s After-Tax Returns	62
About Your Fund’s Expenses	64
Glossary	66

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Target Retirement Income Fund	VTINX	–4.2%
Target Income Composite Index[1]		–4.5
Target Income Composite Average[2]		–7.9

Vanguard Target Retirement 2005 Fund	VTOVX	–7.9%
Target 2005 Composite Index[1]		–8.0
Target 2005 Composite Average[2]		–11.2

Vanguard Target Retirement 2010 Fund	VTENX	–11.3%
Target 2010 Composite Index[1]		–11.3
Target 2010 Composite Average[2]		–14.3

Vanguard Target Retirement 2015 Fund	VTXVX	–13.7%
Target 2015 Composite Index[1]		–13.9
Target 2015 Composite Average[2]		–16.5

Vanguard Target Retirement 2020 Fund	VTWNX	–15.6%
Target 2020 Composite Index[1]		–15.8
Target 2020 Composite Average[2]		–18.1

Vanguard Target Retirement 2025 Fund	VTTVX	–17.6%
Target 2025 Composite Index[1]		–17.8
Target 2025 Composite Average[2]		–19.6

1 Returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S. stocks, the Morgan Stanley Capital International (MSCI) US Broad Market Index; for international stocks, the MSCI Europe, Australasia, Far East Index and the MSCI Emerging Markets Index; for bonds, the Lehman U.S. Aggregate Bond Index and the Lehman U.S. Treasury Inflation Notes Index; and for short-term reserves, the Citigroup 3-Month Treasury Bill Index.

2 Each composite average weights the average returns of the appropriate mutual fund peer groups in proportion with the targeted weighting of the specific Target Retirement Fund. All together, the composites use returns for the average fixed income fund, the average Treasury inflation-protected securities fund, the average money market fund, the average general equity fund, the average international fund, and the average emerging markets fund. These returns are derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

For the fiscal year ended September 30, 2008, both domestic and international stocks suffered their worst losses since the bear market that ended in 2002. U.S. bond returns were modestly positive, providing a bit of counterbalance for the Target Retirement Funds, particularly those with larger weightings in bonds.

The six Target Retirement Funds included in this report all posted declines consistent with their respective asset allocations. The returns ranged from –4.2% for the Target Retirement Income Fund, which has the heaviest allocation to bonds, to –17.6% for the Target Retirement 2025 Fund, with its heavier weighting in stocks, particularly international equities.

Credit market turbulence weighed heavily on stock prices

Troubles simmering in the credit markets for much of the past year came to a boil at the end of the fiscal period, producing several high-profile bankruptcies and putting severe pressure on stock prices around the world. The broad U.S. stock market returned –21.2% for the 12 months ended September 30. In September alone, stock prices fell more than 9%. International stock markets were similarly disappointing, returning –30.0% for the full 12 months.

Policy-makers and elected officials, both in the United States and abroad, responded to the upheavals with dramatic new programs designed to help stabilize the credit markets. As participants struggled to make sense of the markets’ fast-changing dynamics, stock prices were exceptionally volatile, with daily ups and downs of 2 percentage points or more becoming commonplace.

U.S. Treasuries rallied in a nervous market

Nervousness in the stock market was echoed, and even amplified, in the bond market. For the 12 months, the broad U.S. bond market returned 3.7%, largely on the strength of Treasuries—investors’ security of choice in times of duress.

Corporate bonds generally produced negative returns for the period, coming under heavy selling pressure during investors’ flight to safety. Even the municipal market, made up of generally high-quality securities issued by states and municipalities, recorded a negative 12-month return.

The U.S. Federal Reserve Board responded to the turmoil with a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.75% to 2.00%. On October 8, shortly after the close of the fiscal period, the Fed cut rates again, to 1.50%. The move was made in coordination with rate cuts by several other central banks.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–22.1%	0.1%	5.5%
Russell 2000 Index (Small-caps)	–14.5	1.8	8.1
Dow Jones Wilshire 5000 Index (Entire market)	–21.2	0.6	6.0
MSCI All Country World Index ex USA (International)	–30.0	3.1	11.8

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	3.7%	4.2%	3.8%
Lehman Municipal Bond Index	–1.9	1.9	2.8
Citigroup 3-Month Treasury Bill Index	2.6	4.0	3.1

CPI
Consumer Price Index	4.9%	3.2%	3.4%

Funds with higher bond allocations suffered less than the others

During the fiscal year, performance for the Vanguard Target Retirement Funds depended on where each fund stood on the retirement-year spectrum. The best return—although still negative—came from the Target Retirement Income Fund, which is designed for investors in or near retirement. It has the highest exposure to bonds and invests about 5% of its assets in a money market portfolio.

At the other end of the spectrum was the Target Retirement 2025 Fund, which has the most distant retirement date in this group. Consequently, it is the most aggressive of the six funds, with 15% of its assets in international stocks, 63% in U.S. stocks, and 22% in bonds as of September 30. Therefore, its return was the lowest, given the poor performance of stocks.

Each Target Retirement Fund includes a mix of Vanguard stock and bond funds (and in two cases a money market fund), with that mix calibrated according to the fund’s target maturity date. As the retirement date approaches, these mixes gradually shift to become more conservative, and more income-oriented.

The funds designed for investors in or closest to retirement—the Target Retirement Income Fund and the Target

Asset Allocations on September 30, 2008

			Short-Term
	Stocks[1]	Bonds	Investments
Income[2]	30%	65%	5%
2005	42	56	2
2010	54	46	0
2015	63	37	0
2020	70	30	0
2025	78	22	0

1 As of September 30, 2008, international stock weightings for the Income, 2005, 2010, 2015, 2020, and 2025 Funds were 6%, 8%, 11%, 12%, 14%, and 15% of assets, respectively.

2 Allocations do not change.

Retirement 2005 Fund—both hold some portion of their assets in Vanguard Prime Money Market Fund and Vanguard Inflation-Protected Securities Fund. The inclusion of these two funds is intended to provide shareholders with a combination of inflation protection and stability. The Inflation-Protected Securities Fund seeks to protect investors against the long-term effects of inflation by investing in bonds with a builtin inflation safeguard.

Over the 12 months, the worst performers among the underlying Vanguard funds represented in the Target Retirement portfolios were the international funds: Vanguard Emerging Markets Stock Index Fund (–32.7%), European Stock Index Fund (–30.0%), and Pacific Stock Index Fund (–27.3%). The Total Stock Market Index Fund, reflecting U.S. equities, returned –21.2%. On the other hand, modest gains were posted by Vanguard

Total Returns
Inception[1] through September 30, 2008
Average Annual
Total Return
Vanguard Target Retirement Income Fund	4.2%
Target Income Composite Index	4.2
Target Income Composite Average[2]	3.1
Vanguard Target Retirement 2005 Fund	4.4%
Target 2005 Composite Index	4.4
Target 2005 Composite Average[2]	3.3
Vanguard Target Retirement 2010 Fund	2.2%
Target 2010 Composite Index	2.2
Target 2010 Composite Average[2]	0.1
Vanguard Target Retirement 2015 Fund	4.6%
Target 2015 Composite Index	4.6
Target 2015 Composite Average[2]	3.5
Vanguard Target Retirement 2020 Fund	1.2%
Target 2020 Composite Index	1.1
Target 2020 Composite Average[2]	–0.7
Vanguard Target Retirement 2025 Fund	4.7%
Target 2025 Composite Index	4.6
Target 2025 Composite Average[2]	3.7

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 For the Income, 2005, 2015, and 2025 Funds, inception was October 27, 2003; for the 2010 and 2020 Funds, inception was June 7, 2006.

2 Derived from data provided by Lipper Inc.

Total Bond Market Index Fund (+3.8%) and the Inflation-Protected Securities Fund (+6.2%). The Prime Money Market Fund provided a return of 3.4%.

Low expenses provide a cost-efficient investment

To accomplish their mission of providing broadly diversified investments across asset classes in a mix that becomes more conservative over time, the Target Retirement Funds invest primarily in cost-efficient Vanguard index funds that seek to capture the returns of the broad stock and bond markets.

The funds have provided competitive performance since their inception, as you can see in the table on page 5. The return of each of the Target Retirement Funds falls within 0.1 percentage point of the performance of its composite benchmark index, which reflects market performance without operating costs subtracted. And each fund’s return has outperformed an appropriate composite average based on mutual-fund peer groups.

Over time, the low costs of the Vanguard Target Retirement Funds have provided a distinct advantage. For a look at how the funds’ costs compare with the composite average expenses of peers, please see the table below.

Still a smart way to help keep your retirement plan on track

There’s no doubt the past year has been unsettling for investors. While we cannot predict what will happen in the markets

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund	Peer-Group
	Fees and	Expense
	Expenses[1]	Ratio[2]
Income	0.19%	1.11%
2005	0.19	1.16
2010	0.20	1.22
2015	0.19	1.27
2020	0.20	1.29
2025	0.19	1.32

1 This figure—drawn from the prospectus dated January 25, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2008, the acquired fund fees and expenses were 0.19% for the Target Retirement Income Fund, 0.18% for the 2005 Fund, 0.19% for the 2010 Fund, 0.18% for the 2015 Fund, 0.19% for the 2020 Fund, and 0.18% for the 2025 Fund.

2 Peer groups are (from top to bottom) the Target Income Composite Average, the Target 2005 Composite Average, the Target 2010 Composite Average, the Target 2015 Composite Average, the Target 2020 Composite Average, and the Target 2025 Composite Average. Each average is a blended composite that weights the returns of the average comparable mutual funds for each asset class in proportion to the target weighting of the appropriate Target Retirement Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2007.

in the future, experienced investors know we have navigated through stormy times before. Through good times and bad, investors who have been in the market over several decades have experienced the benefits of sticking with a long-term investment program, particularly one that relies on a diversified, carefully constructed mix of stock, bond, and money market investments suited to one’s personal goals, time horizon, and tolerance for risk.

As we’ve seen in the past year, even a highly diversified strategy doesn’t prevent sharp losses during times of widespread market turmoil. Over time, however, the principles of broad diversification, careful balance, and low costs have been powerful allies for retirement investors. By investing in a Target Retirement Fund, you have chosen an investment that is designed for your time horizon and is managed to help you meet your needs for a lifetime.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

October 13, 2008

Your Fund’s Performance at a Glance
September 30, 2007–September 30, 2008

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital	30-Day
	Price	Price	Dividends	Gains	SEC Yield
Income	$11.08	$10.19	$0.439	$0.000	4.28%
2005	12.31	10.99	0.380	0.000	4.03
2010	23.54	20.47	0.460	0.000	3.70
2015	13.49	11.34	0.340	0.000	3.41
2020	24.15	20.03	0.410	0.000	3.22
2025	14.26	11.49	0.310	0.000	3.03

Target Retirement Income Fund

Fund Profile

As of September 30, 2008

Financial Attributes

Yield[1]	4.3%
Acquired Fund Fees and Expenses
(9/30/2007)[2]	0.19%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	0.99

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund	45.1%
Total Stock Market Index Fund	24.2
Inflation-Protected Securities Fund	19.9
Prime Money Market Fund	5.2
European Stock Index Fund	3.1
Pacific Stock Index Fund	1.4
Emerging Markets Stock Index Fund	1.1

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield for the fund. See the Glossary.

2 This figure—drawn from the prospectus dated January 25, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement Income Fund invests. The Target Retirement Income Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2008, the acquired fund fees and expenses was 0.19%.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

4 Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index and the Lehman U.S. Treasury Inflation Notes Index; for short-term reserves, the Citigroup 3-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Vanguard Target Retirement Income Fund[2]	–4.23%	4.24%	$12,268
Lehman U.S. Aggregate Bond Index	3.65	4.04	12,156
Target Income Composite Index[3]	–4.49	4.24	12,268
Target Income Composite Average[4]	–7.91	3.08	11,613

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: October 27, 2003.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index and the Lehman U.S. Treasury Inflation Notes Index; for short-term reserves, the Citigroup 3-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target Income Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the average fixed income fund, average general equity fund, average Treasury inflation protected securities fund, average money market fund, average international fund, and average emerging markets fund. Derived from data provided by Lipper Inc.

Target Retirement Income Fund

Fiscal-Year Total Returns (%): October 27, 2003–September 30, 2008
				Target
				Income
Fiscal	Capital	Income	Total	Composite
Year	Return	Return	Return	Index[1]
2004	3.3%	2.9%	6.2%	6.3%
2005	2.1	3.6	5.7	5.8
2006	0.1	4.3	4.4	4.5
2007	5.3	4.1	9.4	9.3
2008	–8.0	3.8	–4.2	–4.5

1 Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index and the Lehman U.S. Treasury Inflation Notes Index; for short-term reserves, the Citigroup 3-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: See Financial Highlights table for dividend and capital gains information.

Target Retirement Income Fund

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (24.2%)
Vanguard Total Stock Market Index Fund Investor Shares	17,413,487	494,891

International Stock Funds (5.6%)
Vanguard European Stock Index Fund Investor Shares	2,250,461	63,260
Vanguard Pacific Stock Index Fund Investor Shares	3,009,196	29,280
Vanguard Emerging Markets Stock Index Fund Investor Shares	1,071,378	23,195

Bond Funds (65.0%)
Vanguard Total Bond Market Index Fund Investor Shares	93,400,281	921,861
Vanguard Inflation-Protected Securities Fund Investor Shares	33,970,226	407,643

Money Market Fund (5.2%)
Vanguard Prime Money Market Fund Investor Shares	105,922,330	105,922
Total Investment Companies (Cost $2,148,988)		2,046,052
Other Assets and Liabilities (0.0%)
Other Assets		18,531
Liabilities		(18,388)
		143
Net Assets (100%)
Applicable to 200,755,665 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,046,195
Net Asset Value Per Share		$10.19

At September 30, 2008, net assets consisted of:
		Amount
		($000)
Paid-in Capital		2,156,516
Undistributed Net Investment Income		1,697
Accumulated Net Realized Losses		(9,082)
Unrealized Appreciation (Depreciation)		(102,936)
Net Assets		2,046,195

•	See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Income Distributions Received	73,806
Net Investment Income—Note B	73,806
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	(4,008)
Realized Net Gain (Loss)	(4,008)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(166,391)
Net Increase (Decrease) in Net Assets Resulting from Operations	(96,593)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	73,806	41,580
Realized Net Gain (Loss)	(4,008)	373
Change in Unrealized Appreciation (Depreciation)	(166,391)	50,792
Net Increase (Decrease) in Net Assets Resulting from Operations	(96,593)	92,745
Distributions
Net Investment Income	(74,307)	(40,667)
Realized Capital Gain	—	—
Total Distributions	(74,307)	(40,667)
Capital Share Transactions
Issued	1,279,636	676,276
Issued in Lieu of Cash Distributions	69,952	37,472
Redeemed	(468,082)	(251,865)
Net Increase (Decrease) from Capital Share Transactions	881,506	461,883
Total Increase (Decrease)	710,606	513,961
Net Assets
Beginning of Period	1,335,589	821,628
End of Period[1]	2,046,195	1,335,589

1 Net Assets—End of Period includes undistributed net investment income of $1,697,000 and $2,198,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Financial Highlights

					Sept. 1,	Oct. 27,
					2004, to	2003[2] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,	Aug. 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2004
Net Asset Value, Beginning of Period	$11.08	$10.52	$10.52	$10.31	$10.34	$10.00
Investment Operations
Net Investment Income	.427	.430[3]	.439[3]	.399[3]	.060	.235
Capital Gain Distributions Received	—	—	.003[3]	.022[3]	—	.015
Net Realized and Unrealized Gain (Loss)
on Investments	(.878)	.540	.003	.163	(.010)	.310
Total from Investment Operations	(.451)	.970	.445	.584	.050	.560
Distributions
Dividends from Net Investment Income	(.439)	(.410)	(.430)	(.370)	(.080)	(.205)
Distributions from Realized Capital Gains	—	—	(.015)	(.004)	—	(.015)
Total Distributions	(.439)	(.410)	(.445)	(.374)	(.080)	(.220)
Net Asset Value, End of Period	$10.19	$11.08	$10.52	$10.52	$10.31	$10.34

Total Return[4]	–4.23%	9.36%	4.36%	5.73%	0.48%	5.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,046	$1,336	$822	$677	$315	$297
Ratio of Total Expenses to
Average Net Assets	0%[5]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	4.11%	4.03%	4.21%	3.80%	3.96%[6]	3.62%[6]
Portfolio Turnover Rate	14%	3%	22%	0%	0%	1%

1 The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.

2 Inception.

3 Calculated based on average shares outstanding.

4 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

5 The acquired fund fees and expenses were 0.19%.

6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2008, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $1,709,000 of ordinary income available for distribution. The fund had available realized losses of $4,561,000 to offset future net capital gains through September 30, 2015.

At September 30, 2008, the cost of investment securities for tax purposes was $2,153,521,000. Net unrealized depreciation of investment securities for tax purposes was $107,469,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended September 30, 2008, the fund purchased $1,136,485,000 of investment securities and sold $254,581,000 of investment securities, other than temporary cash investments.

Target Retirement Income Fund

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	116,714	62,175
Issued in Lieu of Cash Distributions	6,507	3,453
Redeemed	(42,975)	(23,195)
Net Increase (Decrease) in Shares Outstanding	80,246	42,433

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

Target Retirement 2005 Fund

Fund Profile

As of September 30, 2008

Financial Attributes

Yield[1]	4.0%
Acquired Fund Fees and Expenses
(9/30/2007)[2]	0.19%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	0.99

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund	41.9%
Total Stock Market Index Fund	33.4
Inflation-Protected Securities Fund	14.2
European Stock Index Fund	4.6
Prime Money Market Find	2.3
Pacific Stock Index Fund	2.0
Emerging Markets Stock Index Fund	1.6

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield for the fund. See the Glossary.

2 This figure—drawn from the prospectus dated January 25, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement 2005 Fund invests. The Target Retirement 2005 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2008, the acquired fund fees and expenses was 0.18%.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

4 Target 2005 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index and the Lehman U.S. Treasury Inflation Notes Index; for short-term reserves, the Citigroup 3-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target Retirement 2005 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Vanguard Target Retirement 2005 Fund[2]	–7.89%	4.43%	$12,384
Dow Jones Wilshire 5000 Index	–21.20	5.29	12,893
Target 2005 Composite Index[3]	–7.99	4.44	12,385
Target 2005 Composite Average[4]	–11.16	3.31	11,738

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: October 27, 2003.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2005 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index and the Lehman U.S. Treasury Inflation Notes Index; for short-term reserves, the Citigroup 3-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2005 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the average fixed income fund, average general equity fund, average Treasury inflation protected securities fund, average international fund, average money market fund, and average emerging markets fund. Derived from data provided by Lipper Inc.

Target Retirement 2005 Fund

Fiscal-Year Total Returns (%): October 27, 2003–September 30, 2008
				Target
				2005
Fiscal	Capital	Income	Total	Composite
Year	Return	Return	Return	Index[1]
2004	6.6%	0.6%	7.2%	7.3%
2005	4.6	2.4	7.0	7.1
2006	2.2	2.9	5.1	5.2
2007	8.2	3.4	11.6	11.3
2008	–10.7	2.8	–7.9	–8.0

1 Target 2005 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index and the Lehman U.S. Treasury Inflation Notes Index; for short-term reserves, the Citigroup 3-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: See Financial Highlights table for dividend and capital gains information.

Target Retirement 2005 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.2%)
U.S. Stock Funds (33.4%)
Vanguard Total Stock Market Index Fund Investor Shares	20,473,919	581,869
Vanguard Total Stock Market ETF	146,512	8,678

International Stock Funds (8.2%)
Vanguard European Stock Index Fund Investor Shares	2,879,615	80,946
Vanguard Pacific Stock Index Fund Investor Shares	3,668,266	35,692
Vanguard Emerging Markets Stock Index Fund Investor Shares	1,288,881	27,904

Bond Funds (56.3%)
Vanguard Total Bond Market Index Fund Investor Shares	75,305,391	743,264
Vanguard Inflation-Protected Securities Fund Investor Shares	20,974,789	251,698

Money Market Fund (2.3%)
Vanguard Prime Money Market Fund Investor Shares	39,871,799	39,872
Total Investment Companies (Cost $1,862,046)		1,769,923
Other Assets and Liabilities (–0.2%)
Other Assets		19,790
Liabilities		(22,762)
		(2,972)
Net Assets (100%)
Applicable to 160,821,189 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,766,951
Net Asset Value Per Share		$10.99

At September 30, 2008, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,822,751
Undistributed Net Investment Income		47,138
Accumulated Net Realized Losses		(10,815)
Unrealized Appreciation (Depreciation)		(92,123)
Net Assets		1,766,951

•	See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Income Distributions Received	63,474
Net Investment Income—Note B	63,474
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	(5,945)
Realized Net Gain (Loss)	(5,945)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(206,608)
Net Increase (Decrease) in Net Assets Resulting from Operations	(149,079)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	63,474	42,868
Realized Net Gain (Loss)	(5,945)	1,349
Change in Unrealized Appreciation (Depreciation)	(206,608)	84,706
Net Increase (Decrease) in Net Assets Resulting from Operations	(149,079)	128,923
Distributions
Net Investment Income	(49,631)	(31,941)
Realized Capital Gain	—	—
Total Distributions	(49,631)	(31,941)
Capital Share Transactions
Issued	902,990	683,917
Issued in Lieu of Cash Distributions	48,860	31,382
Redeemed	(459,171)	(296,270)
Net Increase (Decrease) from Capital Share Transactions	492,679	419,029
Total Increase (Decrease)	293,969	516,011
Net Assets
Beginning of Period	1,472,982	956,971
End of Period[1]	1,766,951	1,472,982

1 Net Assets—End of Period includes undistributed net investment income of $47,138,000 and $33,295,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Financial Highlights

					Sept. 1,	Oct. 27,
					2004, to	2003[2] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,	Aug. 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2004
Net Asset Value, Beginning of Period	$12.31	$11.38	$11.14	$10.65	$10.58	$10.00
Investment Operations
Net Investment Income	.439[3]	.420[3]	.408[3]	.388[3]	.050	.185
Capital Gain Distributions Received	—	—	.002[3]	.015[3]	—	.010
Net Realized and Unrealized Gain (Loss)
on Investments	(1.379)	.870	.149	.331	.020	.450
Total from Investment Operations	(.940)	1.290	.559	.734	.070	.645
Distributions
Dividends from Net Investment Income	(.380)	(.360)	(.310)	(.240)	—	(.055)
Distributions from Realized Capital Gains	—	—	(.009)	(.004)	—	(.010)
Total Distributions	(.380)	(.360)	(.319)	(.244)	—	(.065)
Net Asset Value, End of Period	$10.99	$12.31	$11.38	$11.14	$10.65	$10.58

Total Return[4]	–7.89%	11.56%	5.13%	6.96%	0.66%	6.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,767	$1,473	$957	$651	$237	$219
Ratio of Total Expenses to
Average Net Assets	0%[5]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	3.71%	3.56%	3.68%	3.57%	3.57%[6]	3.31%[6]
Portfolio Turnover Rate	21%	6%	19%	4%	0%	2%

1 The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.

2 Inception.

3 Calculated based on average shares outstanding.

4 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

5 The acquired fund fees and expenses were 0.18%.

6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Notes to Financial Statements

Vanguard Target Retirement 2005 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of ETF Shares) are valued at that fund’s net asset value. ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2008, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $47,131,000 of ordinary income available for distribution. The fund had available realized losses of $5,576,000 to offset future net capital gains of $4,417,000 through September 30, 2015, and $1,159,000 through September 30, 2017.

At September 30, 2008, the cost of investment securities for tax purposes was $1,867,277,000. Net unrealized depreciation of investment securities for tax purposes was $97,354,000, consisting of unrealized gains of $319,000 on securities that had risen in value since their purchase and $97,673,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement 2005 Fund

D. During the year ended September 30, 2008, the fund purchased $874,685,000 of investment securities and sold $365,961,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	76,093	57,990
Issued in Lieu of Cash Distributions	4,078	2,729
Redeemed	(39,032)	(25,100)
Net Increase (Decrease) in Shares Outstanding	41,139	35,619

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

Target Retirement 2010 Fund

Fund Profile

As of September 30, 2008

Financial Attributes

Yield[1]	3.7%
Acquired Fund Fees and Expenses
(9/30/2007)[2]	0.20%

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	43.4%
Total Bond Market Index Fund	39.9
European Stock Index Fund	5.8
Inflation-Protected Securities Fund	6.1
Pacific Stock Index Fund	2.7
Emerging Markets Stock Index Fund	2.1

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield for the fund. See the Glossary.

2 This figure—drawn from the prospectus dated January 25, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement 2010 Fund invests. The Target Retirement 2010 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2008, the acquired fund fees and expenses was 0.19%.

Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Vanguard Target Retirement 2010 Fund[2]	–11.30%	2.24%	$10,525
Dow Jones Wilshire 5000 Index	–21.20	–1.03	9,762
Target 2010 Composite Index[3]	–11.33	2.16	10,508
Target 2010 Composite Average[4]	–14.27	0.07	10,017

Fiscal-Year Total Returns (%): June 7, 2006[1]–September 30, 2008
				Target
				2010
Fiscal	Capital	Income	Total	Composite
Year	Return	Return	Return	Index[3]
2006	5.1%	0.0%	5.1%	5.0%
2007	12.0	1.0	13.0	12.9
2008	–13.0	1.7	–11.3	–11.3

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 7, 2006.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index and the Lehman U.S. Treasury Inflation Notes Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2010 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the average general equity fund, average fixed income fund, average international fund, average Treasury inflation protected securities fund, and average emerging markets fund. Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Target Retirement 2010 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (43.4%)
Vanguard Total Stock Market Index Fund Investor Shares	39,217,520	1,114,562

International Stock Funds (10.6%)
Vanguard European Stock Index Fund Investor Shares	5,303,307	149,076
Vanguard Pacific Stock Index Fund Investor Shares	7,096,607	69,050
Vanguard Emerging Markets Stock Index Fund Investor Shares	2,550,995	55,229

Bond Funds (46.1%)
Vanguard Total Bond Market Index Fund Investor Shares	103,999,273	1,026,473
Vanguard Inflation-Protected Securities Fund Investor Shares	12,996,752	155,961
Total Investment Companies (Cost $2,880,849)		2,570,351
Other Assets and Liabilities (–0.1%)
Other Assets		27,247
Liabilities		(30,889)
		(3,642)
Net Assets (100%)
Applicable to 125,407,828 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,566,709
Net Asset Value Per Share		$20.47

At September 30, 2008, net assets consisted of:
		Amount
		($000)
Paid-in Capital		2,832,285
Undistributed Net Investment Income		53,920
Accumulated Net Realized Losses		(8,998)
Unrealized Appreciation (Depreciation)		(310,498)
Net Assets		2,566,709

•	See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Income Distributions Received	72,341
Net Investment Income—Note B	72,341
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	(9,018)
Realized Net Gain (Loss)	(9,018)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(356,455)
Net Increase (Decrease) in Net Assets Resulting from Operations	(293,132)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	72,341	20,078
Realized Net Gain (Loss)	(9,018)	23
Change in Unrealized Appreciation (Depreciation)	(356,455)	44,637
Net Increase (Decrease) in Net Assets Resulting from Operations	(293,132)	64,738
Distributions
Net Investment Income	(36,684)	(2,109)
Realized Capital Gain	—	—
Total Distributions	(36,684)	(2,109)
Capital Share Transactions
Issued	2,079,645	1,301,181
Issued in Lieu of Cash Distributions	36,584	2,103
Redeemed	(517,140)	(143,478)
Net Increase (Decrease) from Capital Share Transactions	1,599,089	1,159,806
Total Increase (Decrease)	1,269,273	1,222,435
Net Assets
Beginning of Period	1,297,436	75,001
End of Period[1]	2,566,709	1,297,436

1 Net Assets—End of Period includes undistributed net investment income of $53,920,000 and $18,263,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Financial Highlights

			June 7,
	Year Ended		2006[1] to
		September 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2008	2007	2006
Net Asset Value, Beginning of Period	$23.54	$21.01	$20.00
Investment Operations
Net Investment Income	.744[2]	.730[2]	.230[2]
Capital Gain Distributions Received	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(3.354)	1.980	.780
Total from Investment Operations	(2.610)	2.710	1.010
Distributions
Dividends from Net Investment Income	(.460)	(.180)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.460)	(.180)	—
Net Asset Value, End of Period	$20.47	$23.54	$21.01

Total Return[3]	–11.30%	12.96%	5.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,567	$1,297	$75
Ratio of Total Expenses to Average Net Assets	0%[4]	0%	0%
Ratio of Net Investment Income to Average Net Assets	3.34%	3.26%	2.89%[5]
Portfolio Turnover Rate	18%	4%	4%

1 Inception.

2 Calculated based on average shares outstanding.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 The acquired fund fees and expenses were 0.19%.

5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2006–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2008, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $53,940,000 of ordinary income available for distribution. The fund had available realized losses of $1,423,000 to offset future net capital gains through September 30, 2017.

At September 30, 2008, the cost of investment securities for tax purposes was $2,888,444,000. Net unrealized depreciation of investment securities for tax purposes was $318,093,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended September 30, 2008, the fund purchased $2,035,954,000 of investment securities and sold $397,392,000 of investment securities, other than temporary cash investments.

Target Retirement 2010 Fund

E. Capital shares issued and redeem

	Year Ended September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	92,025	57,778
Issued in Lieu of Cash Distributions	1,589	96
Redeemed	(23,324)	(6,326)
Net Increase (Decrease) in Shares Outstanding	70,290	51,548

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

Target Retirement 2015 Fund

Fund Profile

As of September 30, 2008

Financial Attributes

Yield[1]	3.4%
Acquired Fund Fees and Expenses
(9/30/2007)[2]	0.19%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	0.99

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	50.5%
Total Bond Market Index Fund	37.1
European Stock Index Fund	6.7
Pacific Stock Index Fund	3.1
Emerging Markets Stock Index Fund	2.6

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield for the fund. See the Glossary.

2 This figure—drawn from the prospectus dated January 25, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement 2015 Fund invests. The Target Retirement 2015 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2008, the acquired fund fees and expenses was 0.18%.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

4 Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Vanguard Target Retirement 2015 Fund[2]	–13.75%	4.62%	$12,489
Dow Jones Wilshire 5000 Index	–21.20	5.29	12,893
Target 2015 Composite Index[3]	–13.89	4.60	12,482
Target 2015 Composite Average[4]	–16.53	3.52	11,858

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: October 27, 2003.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2015 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the average general equity fund, average fixed income fund, average international fund, and average emerging markets fund. Derived from data provided by Lipper Inc.

Target Retirement 2015 Fund

Fiscal-Year Total Returns (%): October 27, 2003–September 30, 2008
				Target
				2015
Fiscal	Capital	Income	Total	Composite
Year	Return	Return	Return	Index[1]
2004	7.4%	0.6%	8.0%	8.0%
2005	7.5	1.9	9.4	9.5
2006	4.9	2.3	7.2	7.3
2007	11.5	2.8	14.3	14.2
2008	–15.9	2.2	–13.7	–13.9

1 Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: See Financial Highlights table for dividend and capital gains information.

Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Funds (50.5%)
Vanguard Total Stock Market Index Fund Investor Shares	137,853,199	3,917,788
Vanguard Total Stock Market ETF	425,882	25,225

International Stock Funds (12.4%)
Vanguard European Stock Index Fund Investor Shares	18,578,778	522,249
Vanguard Pacific Stock Index Fund Investor Shares	24,927,742	242,547
Vanguard Emerging Markets Stock Index Fund Investor Shares	9,346,968	202,362

Bond Fund (37.2%)
Vanguard Total Bond Market Index Fund Investor Shares	293,963,388	2,901,419
Total Investment Companies (Cost $8,463,945)		7,811,590
Other Assets and Liabilities (–0.1%)
Other Assets		64,022
Liabilities		(72,087)
		(8,065)
Net Assets (100%)
Applicable to 687,843,403 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		7,803,525
Net Asset Value Per Share		$11.34

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	8,350,566
Undistributed Net Investment Income	157,589
Accumulated Net Realized Losses	(52,275)
Unrealized Appreciation (Depreciation)	(652,355)
Net Assets	7,803,525

•	See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Income Distributions Received	228,895
Net Investment Income—Note B	228,895
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	(35,964)
Realized Net Gain (Loss)	(35,964)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,349,722)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,156,791)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	228,895	151,696
Realized Net Gain (Loss)	(35,964)	182
Change in Unrealized Appreciation (Depreciation)	(1,349,722)	505,907
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,156,791)	657,785
Distributions
Net Investment Income	(181,936)	(104,720)
Realized Capital Gain	—	—
Total Distributions	(181,936)	(104,720)
Capital Share Transactions
Issued	3,567,141	2,889,953
Issued in Lieu of Cash Distributions	181,232	104,087
Redeemed	(1,224,652)	(648,837)
Net Increase (Decrease) from Capital Share Transactions	2,523,721	2,345,203
Total Increase (Decrease)	1,184,994	2,898,268
Net Assets
Beginning of Period	6,618,531	3,720,263
End of Period[1]	7,803,525	6,618,531

1 Net Assets—End of Period includes undistributed net investment income of $157,589,000 and $110,630,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Financial Highlights

					Sept. 1,	Oct. 27,
					2004, to	2003[2] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,	Aug. 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2004
Net Asset Value, Beginning of Period	$13.49	$12.10	$11.54	$10.74	$10.63	$10.00
Investment Operations
Net Investment Income	.380[3]	.380[3]	.356[3]	.346[3]	.030	.160
Capital Gain Distributions Received	—	—	—	.004[3]	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	(2.190)	1.320	.466	.652	.080	.530
Total from Investment Operations	(1.810)	1.700	.822	1.002	.110	.690
Distributions
Dividends from Net Investment Income	(.340)	(.310)	(.260)	(.200)	—	(.060)
Distributions from Realized Capital Gains	—	—	(.002)	(.002)	—	—
Total Distributions	(.340)	(.310)	(.262)	(.202)	—	(.060)
Net Asset Value, End of Period	$11.34	$13.49	$12.10	$11.54	$10.74	$10.63

Total Return[4]	–13.75%	14.25%	7.25%	9.40%	1.03%	6.92%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$7,804	$6,619	$3,720	$1,804	$470	$427
Ratio of Total Expenses to
Average Net Assets	0%[5]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	3.02%	2.93%	3.04%	3.11%	2.85%[6]	2.69%[6]
Portfolio Turnover Rate	24%	5%	15%	1%	0%	1%

1 The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.

2 Inception.

3 Calculated based on average shares outstanding.

4 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

5 The acquired fund fees and expenses were 0.18%.

6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of ETF Shares) are valued at that fund’s net asset value. ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2008, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $157,655,000 of ordinary income available for distribution. The fund had available realized losses of $18,548,000 to offset future net capital gains of $15,574,000 through September 30, 2015, and $2,974,000 through September 30, 2017.

At September 30, 2008, the cost of investment securities for tax purposes was $8,497,739,000. Net unrealized depreciation of investment securities for tax purposes was $686,149,000, consisting of unrealized gains of $1,542,000 on securities that had risen in value since their purchase and $687,691,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement 2015 Fund

D. During the year ended September 30, 2008, the fund purchased $4,433,889,000 of investment securities and sold $1,850,896,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	282,206	225,167
Issued in Lieu of Cash Distributions	13,888	8,327
Redeemed	(98,726)	(50,427)
Net Increase (Decrease) in Shares Outstanding	197,368	183,067

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

Target Retirement 2020 Fund

Fund Profile

As of September 30, 2008

Financial Attributes

Yield[1]	3.2%
Acquired Fund Fees and Expenses
(9/30/2007)[2]	0.20%

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	56.5%
Total Bond Market Index Fund	29.5
European Stock Index Fund	7.6
Pacific Stock Index Fund	3.5
Emerging Markets Stock Index Fund	2.9

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield for the fund. See the Glossary.

2 This figure—drawn from the prospectus dated January 25, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement 2020 Fund invests. The Target Retirement 2020 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2008, the acquired fund fees and expenses was 0.19%.

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Vanguard Target Retirement 2020 Fund[2]	–15.61%	1.19%	$10,277
Dow Jones Wilshire 5000 Index	–21.20	–1.03	9,762
Target 2020 Composite Index[3]	–15.84	1.10	10,257
Target 2020 Composite Average[4]	–18.10	–0.73	9,832

Fiscal-Year Total Returns (%): June 7, 2006[1]–September 30, 2008
				Target
				2020
Fiscal	Capital	Income	Total	Composite
Year	Return	Return	Return	Index[3]
2006	5.7%	0.0%	5.7%	5.7%
2007	14.2	1.0	15.2	15.3
2008	–17.1	1.5	–15.6	–15.8

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 7, 2006.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2020 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the average general equity fund, average fixed income fund, average international fund, and average emerging markets fund. Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (56.5%)
Vanguard Total Stock Market Index Fund Investor Shares	76,671,101	2,178,993

International Stock Funds (14.0%)
Vanguard European Stock Index Fund Investor Shares	10,474,123	294,428
Vanguard Pacific Stock Index Fund Investor Shares	13,776,762	134,048
Vanguard Emerging Markets Stock Index Fund Investor Shares	5,242,133	113,492

Bond Fund (29.5%)
Vanguard Total Bond Market Index Fund Investor Shares	115,388,474	1,138,884
Total Investment Companies (Cost $4,433,138)		3,859,845
Other Assets and Liabilities (0.0%)
Other Assets		31,040
Liabilities		(31,888)
		(848)
Net Assets (100%)
Applicable to 192,661,349 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,858,997
Net Asset Value Per Share		$20.03

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	4,379,828
Undistributed Net Investment Income	61,901
Accumulated Net Realized Losses	(9,439)
Unrealized Appreciation (Depreciation)	(573,293)
Net Assets	3,858,997

•	See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Income Distributions Received	84,945
Net Investment Income—Note B	84,945
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	(9,462)
Realized Net Gain (Loss)	(9,462)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(655,255)
Net Increase (Decrease) in Net Assets Resulting from Operations	(579,772)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	84,945	22,355
Realized Net Gain (Loss)	(9,462)	24
Change in Unrealized Appreciation (Depreciation)	(655,255)	79,776
Net Increase (Decrease) in Net Assets Resulting from Operations	(579,772)	102,155
Distributions
Net Investment Income	(42,617)	(3,141)
Realized Capital Gain	—	—
Total Distributions	(42,617)	(3,141)
Capital Share Transactions
Issued	3,161,786	1,602,760
Issued in Lieu of Cash Distributions	42,557	3,137
Redeemed	(441,547)	(103,496)
Net Increase (Decrease) from Capital Share Transactions	2,762,796	1,502,401
Total Increase (Decrease)	2,140,407	1,601,415
Net Assets
Beginning of Period	1,718,590	117,175
End of Period[1]	3,858,997	1,718,590

1 Net Assets—End of Period includes undistributed net investment income of $61,901,000 and $19,573,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Financial Highlights

			June 7,
	Year Ended		2006[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2008	2007	2006
Net Asset Value, Beginning of Period	$24.15	$21.14	$20.00
Investment Operations
Net Investment Income	.619[2]	.600[2]	.190[2]
Capital Gain Distributions Received	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(4.329)	2.600	.950
Total from Investment Operations	(3.710)	3.200	1.140
Distributions
Dividends from Net Investment Income	(.410)	(.190)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.410)	(.190)	—
Net Asset Value, End of Period	$20.03	$24.15	$21.14

Total Return[3]	–15.61%	15.21%	5.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,859	$1,719	$117
Ratio of Total Expenses to Average Net Assets	0%[4]	0%	0%
Ratio of Net Investment Income to Average Net Assets	2.79%	2.61%	2.24%[5]
Portfolio Turnover Rate	15%	4%	2%

1 Inception.

2 Calculated based on average shares outstanding.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 The acquired fund fees and expenses were 0.19%.

5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2006–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2008, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $61,923,000 of ordinary income available for distribution. The fund had available realized losses of $320,000 to offset future net capital gains through September 30, 2017.

At September 30, 2008, the cost of investment securities for tax purposes was $4,442,279,000. Net unrealized depreciation of investment securities for tax purposes was $582,434,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended September 30, 2008, the fund purchased $3,266,310,000 of investment securities and sold $458,489,000 of investment securities, other than temporary cash investments.

Target Retirement 2020 Fund

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	139,639	69,925
Issued in Lieu of Cash Distributions	1,813	141
Redeemed	(19,939)	(4,461)
Net Increase (Decrease) in Shares Outstanding	121,513	65,605

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

Target Retirement 2025 Fund

Fund Profile

As of September 30, 2008

Financial Attributes

Yield[1]	3.0%
Acquired Fund Fees and Expenses
(9/30/2007)[2]	0.19%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	0.99

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	62.5%
Total Bond Market Index Fund	22.1
European Stock Index Fund	8.4
Pacific Stock Index Fund	3.8
Emerging Markets Stock Index Fund	3.2

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield for the fund. See the Glossary.

2 This figure—drawn from the prospectus dated January 25, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement 2025 Fund invests. The Target Retirement 2025 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2008, the acquired fund fees and expenses was 0.18%.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

4 Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Vanguard Target Retirement 2025 Fund[2]	–17.61%	4.67%	$12,523
Dow Jones Wilshire 5000 Index	–21.20	5.29	12,893
Target 2025 Composite Index[3]	–17.77	4.64	12,502
Target 2025 Composite Average[4]	–19.64	3.65	11,932

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: October 27, 2003.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2025 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the average general equity fund, average fixed income fund, average international fund, and average emerging markets fund. Derived from data provided by Lipper Inc.

Target Retirement 2025 Fund

Fiscal-Year Total Returns (%): October 27, 2003–September 30, 2008
				Target
				2025
Fiscal	Capital	Income	Total	Composite[1]
Year	Return	Return	Return	Index
2004	8.2%	0.6%	8.8%	8.7%
2005	9.1	1.7	10.8	11.0
2006	6.0	2.2	8.2	8.3
2007	14.0	2.5	16.5	16.4
2008	–19.4	1.8	–17.6	–17.8

1 Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: See Financial Highlights table for dividend and capital gains information.

Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (62.4%)
Vanguard Total Stock Market Index Fund Investor Shares	169,098,609	4,805,783
Vanguard Total Stock Market ETF	742,584	43,983

International Stock Funds (15.5%)
Vanguard European Stock Index Fund Investor Shares	23,198,008	652,096
Vanguard Pacific Stock Index Fund Investor Shares	30,743,774	299,137
Vanguard Emerging Markets Stock Index Fund Investor Shares	11,642,479	252,060

Bond Fund (22.1%)
Vanguard Total Bond Market Index Fund Investor Shares	174,165,268	1,719,011
Total Investment Companies (Cost $8,535,058)		7,772,070
Other Assets and Liabilities (0.0%)
Other Assets		49,300
Liabilities		(51,892)
		(2,592)
Net Assets (100%)
Applicable to 675,993,201 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		7,769,478
Net Asset Value Per Share		$11.49

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	8,455,979
Undistributed Net Investment Income	126,495
Accumulated Net Realized Losses	(50,008)
Unrealized Appreciation (Depreciation)	(762,988)
Net Assets	7,769,478

•	See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Income Distributions Received	197,015
Net Investment Income—Note B	197,015
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	(21,723)
Realized Net Gain (Loss)	(21,723)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,673,419)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,498,127)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	197,015	130,000
Realized Net Gain (Loss)	(21,723)	747
Change in Unrealized Appreciation (Depreciation)	(1,673,419)	647,918
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,498,127)	778,665
Distributions
Net Investment Income	(159,322)	(99,473)
Realized Capital Gain	—	—
Total Distributions	(159,322)	(99,473)
Capital Share Transactions
Issued	3,447,494	2,514,282
Issued in Lieu of Cash Distributions	158,878	99,047
Redeemed	(900,232)	(528,787)
Net Increase (Decrease) from Capital Share Transactions	2,706,140	2,084,542
Total Increase (Decrease)	1,048,691	2,763,734
Net Assets
Beginning of Period	6,720,787	3,957,053
End of Period[1]	7,769,478	6,720,787

1 Net Assets—End of Period includes undistributed net investment income of $126,495,000 and $88,802,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Financial Highlights

					Sept. 1,	Oct. 27,
					2004, to	2003[2] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,	Aug. 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2004
Net Asset Value, Beginning of Period	$14.26	$12.51	$11.80	$10.82	$10.69	$10.00
Investment Operations
Net Investment Income	.307	.300	.321[3]	.320[3]	.020	.130
Capital Gain Distributions Received	—	—	—	.003[3]	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	(2.767)	1.740	.630	.839	.110	.620
Total from Investment Operations	(2.460)	2.040	.951	1.162	.130	.750
Distributions
Dividends from Net Investment Income	(.310)	(.290)	(.240)	(.180)	—	(.060)
Distributions from Realized Capital Gains	—	—	(.001)	(.002)	—	—
Total Distributions	(.310)	(.290)	(.241)	(.182)	—	(.060)
Net Asset Value, End of Period	$11.49	$14.26	$12.51	$11.80	$10.82	$10.69

Total Return[4]	–17.61%	16.51%	8.18%	10.80%	1.22%	7.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,769	$6,721	$3,957	$1,968	$495	$453
Ratio of Total Expenses to
Average Net Assets	0%[5]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.59%	2.43%	2.66%	2.84%	2.55%[6]	2.33%[6]
Portfolio Turnover Rate	17%	4%	22%	2%	0%	3%

1 The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.

2 Inception.

3 Calculated based on average shares outstanding.

4 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

5 The acquired fund fees and expenses were 0.18%.

6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of ETF Shares) are valued at that fund’s net asset value. ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2008, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $126,557,000 of ordinary income available for distribution. The fund had available realized losses of $28,071,000 to offset future net capital gains of $27,716,000 through September 30, 2015, and $355,000 through September 30, 2017.

At September 30, 2008, the cost of investment securities for tax purposes was $8,557,056,000. Net unrealized depreciation of investment securities for tax purposes was $784,986,000, consisting of unrealized gains of $1,270,000 on securities that had risen in value since their purchase and $786,256,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement 2025 Fund

D. During the year ended September 30, 2008, the fund purchased $4,054,617,000 of investment securities and sold $1,299,848,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	262,709	186,702
Issued in Lieu of Cash Distributions	11,563	7,567
Redeemed	(69,696)	(39,196)
Net Increase (Decrease) in Shares Outstanding	204,576	155,073

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement

Income Fund, Vanguard Target Retirement 2005 Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, and Vanguard Target Retirement 2025 Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2005 Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund, and Vanguard Target Retirement 2025 Fund (the “Funds”) at September 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by agreement to the underlying ownership records for the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2008

Special 2008 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Target Retirement Income Fund	9,435
Target Retirement 2005 Fund	10,954
Target Retirement 2010 Fund	12,770
Target Retirement 2015 Fund	70,391
Target Retirement 2020 Fund	21,632
Target Retirement 2025 Fund	89,236

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement Income Fund	10.7%
Target Retirement 2005 Fund	16.4
Target Retirement 2010 Fund	24.2
Target Retirement 2015 Fund	30.2
Target Retirement 2020 Fund	37.8
Target Retirement 2025 Fund	43.3

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Vanguard Target Retirement Funds[1]
Periods Ended September 30, 2008
	One	Since
	Year	Inception[2]
Target Retirement Income Fund
Returns Before Taxes	–4.23%	4.24%
Returns After Taxes on Distributions	–5.48	2.97
Returns After Taxes on Distributions and Sale of Fund Shares	–2.62	2.93

Target Retirement 2005 Fund
Returns Before Taxes	–7.89%	4.43%
Returns After Taxes on Distributions	–8.76	3.66
Returns After Taxes on Distributions and Sale of Fund Shares	–4.94	3.41

Target Retirement 2010 Fund
Returns Before Taxes	–11.30%	2.24%
Returns After Taxes on Distributions	–11.79	1.90
Returns After Taxes on Distributions and Sale of Fund Shares	–7.17	1.76

1 Total returns do not include the account service fee that my be applicable to certain accounts with balances below $10,000.

2 For the Income and 2005 Funds, October 27, 2003; for the 2010 Fund, June 7, 2006.

	One	Since
	Year	Inception[1]
Target Retirement 2015 Fund
Returns Before Taxes	–13.75%	4.62%
Returns After Taxes on Distributions	–14.34	4.05
Returns After Taxes on Distributions and Sale of Fund Shares	–8.68	3.71

Target Retirement 2020 Fund
Returns Before Taxes	–15.61%	1.19%
Returns After Taxes on Distributions	–15.97	0.91
Returns After Taxes on Distributions and Sale of Fund Shares	–9.94	0.94

Target Retirement 2025 Fund
Returns Before Taxes	–17.61%	4.67%
Returns After Taxes on Distributions	–18.04	4.21
Returns After Taxes on Distributions and Sale of Fund Shares	–11.15	3.84

1 For the 2015 and 2025 Funds, October 27, 2003; for the 2020 Fund, June 7, 2006.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2008	9/30/2008	Period[1]
Based on Actual Fund Return
Income	$1,000.00	$949.11	$0.93
2005	1,000.00	937.71	0.87
2010	1,000.00	925.41	0.87
2015	1,000.00	915.99	0.86
2020	1,000.00	908.39	0.86
2025	1,000.00	899.77	0.81
Based on Hypothetical 5% Yearly Return
Income	$1,000.00	$1,024.12	$0.96
2005	1,000.00	1,024.17	0.91
2010	1,000.00	1,024.17	0.91
2015	1,000.00	1,024.17	0.91
2020	1,000.00	1,024.17	0.91
2025	1,000.00	1,024.22	0.86

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

1 The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense ratios for that period are (in order as listed from top to bottom above) 0.19%, 0.18%, 0.18%, 0.18%, 0.18%, and 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figures, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/
Trustee Since May 1987;	Trustee of The Vanguard Group, Inc., and of each of the investment companies served
Chairman of the Board	by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group
156 Vanguard Funds Overseen	and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Chief Financial Officer	Treasurer of each of the investment companies served by The Vanguard Group; Chief
Since September 2008	Financial Officer of each of the investment companies served by The Vanguard
Treasurer Since July 1998	Group since 2008.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director,
Chief Executive Officer	and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and
Since August 31, 2008	President of each of the investment companies served by The Vanguard Group since
President Since March 2008	2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard
156 Vanguard Funds Overseen	Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group and of each of the investment companies served by The Vanguard
Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-0102.

Russell is a trademark of The Frank Russell Company.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080 112008

>	The broad U.S. stock market retreated –21.2% in the fiscal year ended September 30, 2008, as a year-long credit crunch came to a head. International stocks suffered even worse losses.

>	Helped by strong demand for U.S. Treasury securities, returns from the broad U.S. bond market were positive, providing a small cushion for the Target Retirement Funds.

>	For the 12 months, the Target Retirement Funds in this report returned –20.4% except for the 2030 fund, which returned –19.4% because of its slightly higher allocation to bonds.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Target Retirement 2030 Fund	8
Target Retirement 2035 Fund	16
Target Retirement 2040 Fund	25
Target Retirement 2045 Fund	33
Target Retirement 2050 Fund	41
Your Fund’s After-Tax Returns	51
About Your Fund’s Expenses	53
Glossary	55

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Target Retirement 2030 Fund	VTHRX	–19.4%
Target 2030 Composite Index[1]		–19.7
Target 2030 Composite Average[2]		–21.2

Vanguard Target Retirement 2035 Fund	VTTHX	–20.4%
Target 2035 Composite Index[1]		–20.7
Target 2035 Composite Average[2]		–22.0

Vanguard Target Retirement 2040 Fund	VFORX	–20.4%
Target 2040 Composite Index[1]		–20.7
Target 2040 Composite Average[2]		–22.0

Vanguard Target Retirement 2045 Fund	VTIVX	–20.4%
Target 2045 Composite Index[1]		–20.7
Target 2045 Composite Average[2]		–22.0

Vanguard Target Retirement 2050 Fund	VFIFX	–20.4%
Target 2050 Composite Index[1]		–20.7
Target 2050 Composite Average[2]		–22.0

1 Returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S. stocks, the Morgan Stanley Capital International (MSCI) US Broad Market Index; for international stocks, the MSCI Europe, Australasia, Far East Index and the MSCI Emerging Markets Index; and for bonds, the Lehman U.S. Aggregate Bond Index.

2 Each composite average weights the average returns of the appropriate mutual fund peer groups in proportion with the targeted weighting of the specific Target Retirement Fund. All together, the composites use returns for the average fixed income fund, the average general equity fund, the average international fund, and the average emerging markets fund. These returns are derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

For the fiscal year ended September 30, 2008, both domestic and international stocks suffered their worst losses since the bear market that ended in 2002. U.S. bond returns were modestly positive, providing a bit of counterbalance for the Target Retirement Funds.

The five Target Retirement Funds included in this report all posted declines consistent with their respective asset allocations. The four Target Retirement Funds that have allocated 90% of their assets to stocks returned –20.4%, while the 2030 fund, with its slightly lower stock weighting, lost –19.4%.

Credit market turbulence weighed heavily on stock prices

Troubles simmering in the credit markets for much of the past year came to a boil at the end of the fiscal period, producing several high-profile bankruptcies and putting severe pressure on stock prices around the world. The broad U.S. stock market returned –21.2% for the 12 months ended September 30. In September alone, the market fell more than 9%. International stock markets were similarly disappointing, returning –30.0% for the full 12 months.

Policymakers and elected officials, both in the United States and abroad, responded to the upheavals with dramatic new programs designed to help stabilize the credit markets. As participants struggled to make sense of the markets’ fast-changing

2

dynamics, stock prices were exceptionally volatile, with daily ups and downs of 2 percentage points or more becoming commonplace.

U.S. Treasuries rallied in a nervous market

Nervousness in the stock market was echoed, and even amplified, in the bond market. For the 12 months, the broad U.S. bond market returned 3.7%, largely on the strength of Treasuries—investors’ security of choice in times of duress. Corporate bonds generally produced negative returns for the period, coming under heavy selling pressure during investors’ flight to safety. Even the municipal market, made up of generally high-quality securities issued by states and municipalities, recorded a negative 12-month return.

The U.S. Federal Reserve Board responded to the turmoil with a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.75% to 2.00%. On October 8, shortly after the close of the fiscal period, the Fed cut rates again, to 1.50%. The move was made in coordination with rate cuts by several other central banks.

The funds’ stock-heavy allocations led to significant losses

Each Target Retirement Fund includes a mix of Vanguard stock and bond funds calibrated according to the fund’s target maturity date. As the targeted retirement year approaches, each fund’s stock-to-bond ratio gradually shifts to a more conservative, income-oriented mix.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–22.1%	0.1%	5.5%
Russell 2000 Index (Small-caps)	–14.5	1.8	8.1
Dow Jones Wilshire 5000 Index (Entire market)	–21.2	0.6	6.0
MSCI All Country World Index ex USA (International)	–30.0	3.1	11.8

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	3.7%	4.2%	3.8%
Lehman Municipal Bond Index	–1.9	1.9	2.8
Citigroup 3-Month Treasury Bill Index	2.6	4.0	3.1

CPI
Consumer Price Index	4.9%	3.2%	3.4%

3

Because the Target Retirement Funds in this report are designed for longer time horizons (with targeted dates at least 20 years away), all five funds invest primarily in U.S. and international stocks in seeking to provide long-term growth of capital. However, a stock-heavy mix presents greater short-term risks at times, and this was clearly the case during the just-concluded fiscal year.

As stock markets outside the United States retreated, the worst performers among the underlying Vanguard funds represented in the Target Retirement portfolios were the international funds: Vanguard Emerging Markets Stock Index Fund (–32.7%), European Stock Index Fund

(–30.0%), and Pacific Stock Index Fund (–27.3%). These funds constitute between 17% and 18% of the Target Retirement Funds’ assets. The rest of the Target Retirement Funds’ stock allocation is invested in Vanguard Total Stock Market Index Fund, which tracks the broad U.S. market and returned –21.2%.

On the other hand, modest gains were posted by Vanguard Total Bond Market Index Fund (+3.8%). Although the Target Retirement Funds in this report allocate only a small portion of their assets to bonds, their positive return during the retreat by stocks reflected their classic role as a useful counterweight to the sometimes-volatile stock market.

Asset Allocations on September 30, 2008
			Short-Term
	Stocks[1]	Bonds	Investments
2030	86%	14%	0%
2035	90	10	0
2040	90	10	0
2045	90	10	0
2050	90	10	0

1 As of September 30, 2008, international stock weightings for the 2030, 2035, 2040, 2045, and 2050 Funds were 17%, 18%, 18%, 18%, and 18% of assets, respectively.

4

The funds’ low expenses provide a cost-efficient investment

To accomplish their mission of providing broadly diversified investments across asset classes in a mix that becomes more conservative over time, the Target Retirement Funds invest primarily in cost-efficient Vanguard index funds that seek to capture the returns of the broad stock and bond markets.

The funds have provided competitive performance since their inceptions, as you can see in the table below. The return of each of the Target Retirement Funds falls within 0.1 percentage point of the performance of its composite benchmark index, which reflects market performance without operating costs subtracted. And each fund’s return is higher than an appropriate composite average based on mutual-fund peer groups.

Over time, the low costs of the Vanguard Target Retirement Funds have provided a distinct advantage. For a look at how the funds’ costs compare with the composite average expenses of peers, please see page 6.

Total Returns
Inception[1] Through September 30, 2008
Average
Annual Return
Vanguard Target Retirement 2030 Fund	0.2%
Target 2030 Composite Index	0.1
Target 2030 Composite Average[2]	–1.4
Vanguard Target Retirement 2035 Fund	5.2
Target 2035 Composite Index	5.2
Target 2035 Composite Average[2]	4.2
Vanguard Target Retirement 2040 Fund	–0.4
Target 2040 Composite Index	–0.5
Target 2040 Composite Average[2]	–1.9
Vanguard Target Retirement 2045 Fund	5.8
Target 2045 Composite Index	5.8
Target 2045 Composite Average[2]	4.8
Vanguard Target Retirement 2050 Fund	–0.2
Target 2050 Composite Index	–0.3
Target 2050 Composite Average[2]	–1.7

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 For the 2035 and 2045 Funds, October 27, 2003; for the 2030, 2040, and 2050 Funds, June 7, 2006.

2 Derived from data provided by Lipper Inc.

5

Still a smart way to help keep your retirement plan on track

There’s no doubt the past year has been unsettling for investors. While we cannot predict what will happen in the markets in the future, experienced investors know we have navigated through stormy times before. Through good times and bad, investors who have been in the market over several decades have experienced the benefits of sticking with a long-term investment program, particularly one that relies on a diversified, carefully constructed mix of stock, bond, and money market investments suited to one’s personal goals, time horizon, and tolerance for risk.

As we’ve seen in the past year, even a highly diversified strategy that combines stocks and bonds doesn’t prevent sharp losses during times of widespread market turmoil. Over time, however, the principles of broad and steady diversification, careful balance, and low costs have served as powerful allies for long-term investors. By investing in a Target Retirement Fund, you have chosen an investment that is designed for your time horizon and is managed to help you meet your needs for a lifetime.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

October 15, 2008

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired	Peer-Group
	Fund Fees	Expense
	and Expenses[1]	Ratio[2]
2030	0.21%	1.35%
2035	0.19	1.37
2040	0.21	1.37
2045	0.19	1.37
2050	0.21	1.37

1 This figure—drawn from the prospectus dated January 25, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2008, the acquired fund fees and expenses were 0.19% for the 2030 Fund, 0.18% for the 2035 Fund, 0.19% for the 2040 Fund, 0.18% for the 2045 Fund, and 0.19% for the 2050 Fund.

2 Peer groups are (from top to bottom) the Target 2030 Composite Average, the Target 2035 Composite Average, the Target 2040 Composite Average, the Target 2045 Composite Average, and the Target 2050 Composite Average. Each average is a blended composite that weights the return of the average comparable mutual fund for each asset class in proportion to the target weighting of the appropriate Target Retirement Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2007.

6

Your Fund’s Performance at a Glance
September 30, 2007–September 30, 2008

	Starting	Ending	Distributions Per Share
	Share	Share	Income	Capital	30-Day
	Price	Price	Dividends	Gains	SEC Yield
2030	$24.74	$19.63	$0.370	$0.00	2.84%
2035	15.25	11.90	0.290	0.00	2.72
2040	24.70	19.36	0.370	0.00	2.72
2045	15.75	12.29	0.300	0.00	2.72
2050	24.79	19.43	0.370	0.00	2.72

7

Target Retirement 2030 Fund

Fund Profile

As of September 30, 2008

Financial Attributes

Yield[1]	2.8%
Acquired Fund Fees and Expenses (9/30/2007)[2]	0.21%

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	68.5%
Total Bond Market Index Fund	14.5
European Stock Index Fund	9.2
Pacific Stock Index Fund	4.2
Emerging Markets Stock Index Fund	3.6

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield for the fund. See the Glossary.

2 This figure—drawn from the prospectus dated January 25, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement Funds invest. The 2030 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2008, the acquired fund fees and expenses figure was 0.19%.

8

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Vanguard Target Retirement 2030 Fund[2]	–19.43%	0.22%	$10,051
Dow Jones Wilshire 5000 Index	–21.20	–1.03	9,762
Target 2030 Composite Index[3]	–19.66	0.15	10,034
Target 2030 Composite Average[4]	–21.18	–1.35	9,690

Fiscal-Year Total Returns (%): June 7, 2006–September 30, 2008
				Target 2030
Fiscal	Capital	Income	Total	Composite
Year	Return	Return	Return	Index[3]
2006	6.3%	0.0%	6.3%	6.3%
2007	16.4	1.0	17.4	17.5
2008	–20.6	1.2	–19.4	–19.7

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 7, 2006.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2030 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the average general equity fund, average fixed income fund, average international fund, and average emerging markets fund. Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

9

Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (68.4%)
Vanguard Total Stock Market Index Fund Investor Shares	56,793,443	1,614,070

International Stock Funds (17.0%)
Vanguard European Stock Index Fund Investor Shares	7,727,601	217,223
Vanguard Pacific Stock Index Fund Investor Shares	10,098,035	98,254
Vanguard Emerging Markets Stock Index Fund Investor Shares	3,925,015	84,976

Bond Fund (14.5%)
Vanguard Total Bond Market Index Fund Investor Shares	34,670,231	342,195

Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.296%	381,608	382
Total Investment Companies (Cost $2,776,304)		2,357,100
Other Assets and Liabilities (0.1%)
Other Assets		14,289
Liabilities		(12,344)
		1,945
Net Assets (100%)
Applicable to 120,178,564 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,359,045
Net Asset Value Per Share		$19.63

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	2,752,232
Undistributed Net Investment Income	30,330
Accumulated Net Realized Losses	(4,313)
Unrealized Appreciation (Depreciation)	(419,204)
Net Assets	2,359,045

•	See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Income Distributions Received	43,703
Net Investment Income—Note B	43,703
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	(4,329)
Realized Net Gain (Loss)	(4,329)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(480,336)
Net Increase (Decrease) in Net Assets Resulting from Operations	(440,962)

See accompanying Notes, which are an integral part of the Financial Statements.

11

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,703	11,196
Realized Net Gain (Loss)	(4,329)	20
Change in Unrealized Appreciation (Depreciation)	(480,336)	59,689
Net Increase (Decrease) in Net Assets Resulting from Operations	(440,962)	70,905
Distributions
Net Investment Income	(22,914)	(1,844)
Realized Capital Gain	—	—
Total Distributions	(22,914)	(1,844)
Capital Share Transactions
Issued	1,955,546	1,037,335
Issued in Lieu of Cash Distributions	22,869	1,842
Redeemed	(258,051)	(74,341)
Net Increase (Decrease) from Capital Share Transactions	1,720,364	964,836
Total Increase (Decrease)	1,256,488	1,033,897
Net Assets
Beginning of Period	1,102,557	68,660
End of Period[1]	2,359,045	1,102,557

1 Net Assets—End of Period includes undistributed net investment income of $30,330,000 and $9,541,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Target Retirement 2030 Fund

Financial Highlights

			June 7,
	Year Ended		2006[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2008	2007	2006
Net Asset Value, Beginning of Period	$24.74	$21.25	$20.00
Investment Operations
Net Investment Income	.522[2]	.490[2]	.170[2]
Capital Gain Distributions Received	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(5.262)	3.190	1.080
Total from Investment Operations	(4.740)	3.680	1.250
Distributions
Dividends from Net Investment Income	(.370)	(.190)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.370)	(.190)	—
Net Asset Value, End of Period	$19.63	$24.74	$21.25

Total Return[3]	–19.43%	17.40%	6.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,359	$1,103	$69
Ratio of Total Expenses to Average Net Assets	0%[4]	0%	0%
Ratio of Net Investment Income to Average Net Assets	2.35%	2.10%	1.81%[5]
Portfolio Turnover Rate	6%	4%	13%

1 Inception.

2 Calculated based on average shares outstanding.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 The acquired fund fees and expenses were 0.19%.

5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2006–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2008, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $30,347,000 of ordinary income available for distribution. The fund had available realized losses of $125,000 to offset future net capital gains through September 30, 2017.

At September 30, 2008, the cost of investment securities for tax purposes was $2,780,509,000. Net unrealized depreciation of investment securities for tax purposes was $423,409,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended September 30, 2008, the fund purchased $1,845,112,000 of investment securities and sold $104,827,000 of investment securities, other than temporary cash investments.

14

Target Retirement 2030 Fund

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	86,285	44,391
Issued in Lieu of Cash Distributions	956	81
Redeemed	(11,624)	(3,142)
Net Increase (Decrease) in Shares Outstanding	75,617	41,330

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

15

Target Retirement 2035 Fund

Fund Profile

As of September 30, 2008

Financial Attributes

Yield[1]	2.7%
Acquired Fund Fees and Expenses (9/30/2007)[2]	0.19%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	0.99

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	72.2%
Total Bond Market Index Fund	10.0
European Stock Index Fund	9.6
Pacific Stock Index Fund	4.5
Emerging Markets Stock Index Fund	3.7

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield for the fund. See the Glossary.

2 This figure—drawn from the prospectus dated January 25, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement Funds invest. The 2035 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2008, the acquired fund fees and expenses figure was 0.18%.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary for a definition.

4 Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

16

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Vanguard Target Retirement 2035 Fund[2]	–20.42	5.20%	$12,834
Dow Jones Wilshire 5000 Index	–21.20	5.29	12,893
Target 2035 Composite Index[3]	–20.73	5.21	12,845
Target 2035 Composite Average[4]	–22.04	4.25	12,275

Fiscal-Year Total Returns (%): October 27, 2003–September 30, 2008
				Target 2035
Fiscal	Capital	Income	Total	Composite
Year	Return	Return	Return	Index[3]
2004	9.2%	0.7%	9.9%	10.0%
2005	11.9	1.6	13.5	13.6
2006	7.9	1.8	9.7	9.9
2007	15.7	2.2	17.9	18.0
2008	–22.0	1.6	–20.4	–20.7

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: October 27, 2003.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2035 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the average general equity fund, average international fund, average fixed income fund, and average emerging markets fund. Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

17

Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Funds (72.1%)
Vanguard Total Stock Market Index Fund Investor Shares	126,492,584	3,594,919
Vanguard Total Stock Market ETF	519,038	30,743

International Stock Funds (17.8%)
Vanguard European Stock Index Fund Investor Shares	17,171,393	482,688
Vanguard Pacific Stock Index Fund Investor Shares	23,182,050	225,561
Vanguard Emerging Markets Stock Index Fund Investor Shares	8,681,699	187,959

Bond Fund (10.0%)
Vanguard Total Bond Market Index Fund Investor Shares	51,142,502	504,777

Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.296%	401,358	401
Total Investment Companies (Cost $5,614,717)		5,027,048
Other Assets and Liabilities (0.1%)
Other Assets		22,390
Liabilities		(19,661)
		2,729
Net Assets (100%)
Applicable to 422,572,261 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,029,777
Net Asset Value Per Share		$11.90

18

Target Retirement 2035 Fund

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	5,568,083
Undistributed Net Investment Income	68,951
Accumulated Net Realized Losses	(19,588)
Unrealized Appreciation (Depreciation)	(587,669)
Net Assets	5,029,777

•	See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Income Distributions Received	114,085
Net Investment Income—Note B	114,085
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	(9,743)
Realized Net Gain (Loss)	(9,743)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,262,430)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,158,088)

See accompanying Notes, which are an integral part of the Financial Statements.

20

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	114,085	74,617
Realized Net Gain (Loss)	(9,743)	460
Change in Unrealized Appreciation (Depreciation)	(1,262,430)	480,868
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,158,088)	555,945
Distributions
Net Investment Income	(93,585)	(55,711)
Realized Capital Gain	—	—
Total Distributions	(93,585)	(55,711)
Capital Share Transactions
Issued	2,228,973	1,808,436
Issued in Lieu of Cash Distributions	93,310	55,512
Redeemed	(594,084)	(373,254)
Net Increase (Decrease) from Capital Share Transactions	1,728,199	1,490,694
Total Increase (Decrease)	476,526	1,990,928
Net Assets
Beginning of Period	4,553,251	2,562,323
End of Period[1]	5,029,777	4,553,251

1 Net Assets—End of Period includes undistributed net investment income of $68,951,000 and $48,451,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Target Retirement 2035 Fund

Financial Highlights

					Sept. 1,	Oct. 27,
					2004, to	2003[2] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,	Aug. 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2004
Net Asset Value, Beginning of Period	$15.25	$13.18	$12.22	$10.92	$10.76	$10.00
Investment Operations
Net Investment Income	.293	.270	.280[3]	.270[3]	.030	.115
Capital Gain Distributions Received	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	(3.353)	2.060	.890	1.200	.130	.710
Total from Investment Operations	(3.060)	2.330	1.170	1.470	.160	.825
Distributions
Dividends from Net Investment Income	(.290)	(.260)	(.210)	(.170)	—	(.065)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.290)	(.260)	(.210)	(.170)	—	(.065)
Net Asset Value, End of Period	$11.90	$15.25	$13.18	$12.22	$10.92	$10.76

Total Return[4]	–20.42%	17.87%	9.70%	13.53%	1.49%	8.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,030	$4,553	$2,562	$1,092	$236	$211
Ratio of Total Expenses to
Average Net Assets	0%[5]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.28%	2.09%	2.21%	2.33%	1.97%[6]	1.70%[6]
Portfolio Turnover Rate	10%	1%	14%	0%	0%	2%

1 The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.

2 Inception.

3 Calculated based on average shares outstanding.

4 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

5 The acquired fund fees and expenses were 0.18%.

6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of ETF Shares) are valued at that fund’s net asset value. ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2008, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $69,071,000 of ordinary income available for distribution. The fund had available realized losses of $11,986,000 to offset future net capital gains of $9,886,000 through September 30, 2015 and $2,100,000 through September 30, 2017.

At September 30, 2008, the cost of investment securities for tax purposes was $5,622,439,000. Net unrealized depreciation of investment securities for tax purposes was $595,391,000, consisting of unrealized gains of $1,176,000 on securities that had risen in value since their purchase and $596,567,000 in unrealized losses on securities that had fallen in value since their purchase.

23

Target Retirement 2035 Fund

D. During the year ended September 30, 2008, the fund purchased $2,250,063,000 of investment securities and sold $492,004,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	161,252	125,990
Issued in Lieu of Cash Distributions	6,365	3,985
Redeemed	(43,526)	(25,894)
Net Increase (Decrease) in Shares Outstanding	124,091	104,081

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

24

Target Retirement 2040 Fund

Fund Profile

As of September 30, 2008

Financial Attributes

Yield[1]	2.7%
Acquired Fund Fees and Expenses (9/30/2007)[2]	0.21%

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	72.1%
Total Bond Market Index Fund	10.1
European Stock Index Fund	9.7
Pacific Stock Index Fund	4.4
Emerging Markets Stock Index Fund	3.7

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield for the fund. See the Glossary.

2 This figure—drawn from the prospectus dated January 25, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement Funds invest. The 2040 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2008, the acquired fund fees and expenses figure was 0.19%.

25

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Vanguard Target Retirement 2040 Fund[2]	–20.40%	–0.40%	$9,909
Dow Jones Wilshire 5000 Index	–21.20	–1.03	9,762
Target 2040 Composite Index[3]	–20.73	–0.50	9,885
Target 2040 Composite Average[4]	–22.04	–1.88	9,570

Fiscal-Year Total Returns (%): June 7, 2006–September 30, 2008
				Target 2040
Fiscal	Capital	Income	Total	Composite
Year	Return	Return	Return	Index[3]
2006	5.7%	0.0%	5.7%	5.7%
2007	16.9	0.9	17.8	18.0
2008	–21.6	1.2	–20.4	–20.7

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 7, 2006.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2040 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the average general equity fund, average international fund, average fixed income fund, and average emerging markets fund. Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

26

Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (71.9%)
Vanguard Total Stock Market Index Fund Investor Shares	30,349,988	862,547

International Stock Funds (17.8%)
Vanguard European Stock Index Fund Investor Shares	4,146,840	116,568
Vanguard Pacific Stock Index Fund Investor Shares	5,377,694	52,325
Vanguard Emerging Markets Stock Index Fund Investor Shares	2,023,607	43,811

Bond Fund (10.1%)
Vanguard Total Bond Market Index Fund Investor Shares	12,258,177	120,988

Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund	374,002	374
Total Investment Companies (Cost $1,413,750)		1,196,613
Other Assets and Liabilities (0.2%)
Other Assets		8,051
Liabilities		(5,580)
		2,471
Net Assets (100%)
Applicable to 61,941,130 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,199,084
Net Asset Value Per Share		$19.36

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	1,406,706
Undistributed Net Investment Income	13,895
Accumulated Net Realized Losses	(4,380)
Unrealized Appreciation (Depreciation)	(217,137)
Net Assets	1,199,084

•	See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Income Distributions Received	20,451
Net Investment Income—Note B	20,451
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	(4,367)
Realized Net Gain (Loss)	(4,367)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(245,843)
Net Increase (Decrease) in Net Assets Resulting from Operations	(229,759)

See accompanying Notes, which are an integral part of the Financial Statements.

28

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,451	4,793
Realized Net Gain (Loss)	(4,367)	(13)
Change in Unrealized Appreciation (Depreciation)	(245,843)	28,039
Net Increase (Decrease) in Net Assets Resulting from Operations	(229,759)	32,819
Distributions
Net Investment Income	(10,639)	(794)
Realized Capital Gain	—	—
Total Distributions	(10,639)	(794)
Capital Share Transactions
Issued	1,070,554	496,598
Issued in Lieu of Cash Distributions	10,628	793
Redeemed	(154,452)	(48,582)
Net Increase (Decrease) from Capital Share Transactions	926,730	448,809
Total Increase (Decrease)	686,332	480,834
Net Assets
Beginning of Period	512,752	31,918
End of Period[1]	1,199,084	512,752

1 Net Assets—End of Period includes undistributed net investment income of $13,895,000 and $4,083,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Target Retirement 2040 Fund

Financial Highlights

			June 7,
	Year Ended		2006[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2008	2007	2006
Net Asset Value, Beginning of Period	$24.70	$21.13	$20.00
Investment Operations
Net Investment Income	.494[2]	.460[2]	.160[2]
Capital Gain Distributions Received	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(5.464)	3.290	.970
Total from Investment Operations	(4.970)	3.750	1.130
Distributions
Dividends from Net Investment Income	(.370)	(.180)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.370)	(.180)	—
Net Asset Value, End of Period	$19.36	$24.70	$21.13

Total Return[3]	–20.40%	17.83%	5.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,199	$513	$32
Ratio of Total Expenses to Average Net Assets	0%[4]	0%	0%
Ratio of Net Investment Income to Average Net Assets	2.24%	1.99%	1.72%[5]
Portfolio Turnover Rate	4%	4%	0%

1 Inception.

2 Calculated based on average shares outstanding.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 The acquired fund fees and expenses were 0.19%.

5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2006–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4 Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2008, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $13,896,000 of ordinary income available for distribution. The fund had available realized losses of $36,000 to offset future net capital gains through September 30, 2017.

At September 30, 2008, the cost of investment securities for tax purposes was $1,418,095,000. Net unrealized depreciation of investment securities for tax purposes was $221,482,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended September 30, 2008, the fund purchased $971,010,000 of investment securities and sold $35,048,000 of investment securities, other than temporary cash investments.

31

Target Retirement 2040 Fund

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	47,729	21,263
Issued in Lieu of Cash Distributions	446	35
Redeemed	(6,997)	(2,046)
Net Increase (Decrease) in Shares Outstanding	41,178	19,252

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

32

Target Retirement 2045 Fund

Fund Profile

As of September 30, 2008

Financial Attributes

Yield[1]	2.7%
Acquired Fund Fees and Expenses (9/30/2007)[2]	0.19%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	0.99

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	72.1%
Total Bond Market Index Fund	10.1
European Stock Index Fund	9.7
Pacific Stock Index Fund	4.4
Emerging Markets Stock Index Fund	3.7

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield for the fund. See the Glossary.

2 This figure—drawn from the prospectus dated January 25, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement Funds invest. The 2045 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2008, the acquired fund fees and expenses figure was 0.18%. 3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

4 Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

33

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Vanguard Target Retirement 2045 Fund[2]	–20.42%	5.82%	$13,213
Dow Jones Wilshire 5000 Index	–21.20	5.29	12,983
Target 2045 Composite Index[3]	–20.73	5.82	13,214
Target 2045 Composite Average[4]	–22.04	4.84	12,625

Fiscal-Year Total Returns (%): October 27, 2003–September 30, 2008
				Target 2045
Fiscal	Capital	Income	Total	Composite
Year	Return	Return	Return	Index[3]
2004	9.8%	0.7%	10.5%	10.7%
2005	13.6	1.5	15.1	15.2
2006	9.1	1.6	10.7	10.8
2007	15.9	2.0	17.9	18.0
2008	–22.0	1.6	–20.4	–20.7

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: October 27, 2003.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2045 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the average general equity fund, average international fund, average fixed income fund, and average emerging markets fund. Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

34

Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Funds (72.0%)
Vanguard Total Stock Market Index Fund Investor Shares	62,605,203	1,779,240
Vanguard Total Stock Market ETF	272,726	16,153

International Stock Funds (17.8%)
Vanguard European Stock Index Fund Investor Shares	8,556,357	240,519
Vanguard Pacific Stock Index Fund Investor Shares	11,342,060	110,358
Vanguard Emerging Markets Stock Index Fund Investor Shares	4,208,154	91,107

Bond Fund (10.1%)
Vanguard Total Bond Market Index Fund Investor Shares	25,515,391	251,837
Total Investment Companies (Cost $2,787,977)		2,489,214
Other Assets and Liabilities (0.1%)
Other Assets		12,837
Liabilities		(9,221)
		3,616
Net Assets (100%)
Applicable to 202,766,052 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,492,830
Net Asset Value Per Share		$12.29

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	2,766,392
Undistributed Net Investment Income	33,123
Accumulated Net Realized Losses	(7,922)
Unrealized Appreciation (Depreciation)	(298,763)
Net Assets	2,492,830

•	See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Income Distributions Received	56,083
Net Investment Income—Note B	56,083
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	(7,999)
Realized Net Gain (Loss)	(7,999)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(618,023)
Net Increase (Decrease) in Net Assets Resulting from Operations	(569,939)

See accompanying Notes, which are an integral part of the Financial Statements.

36

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	56,083	35,783
Realized Net Gain (Loss)	(7,999)	89
Change in Unrealized Appreciation (Depreciation)	(618,023)	229,398
Net Increase (Decrease) in Net Assets Resulting from Operations	(569,939)	265,270
Distributions
Net Investment Income	(45,796)	(24,576)
Realized Capital Gain[1]	—	(983)
Total Distributions	(45,796)	(25,559)
Capital Share Transactions
Issued	1,272,485	994,069
Issued in Lieu of Cash Distributions	45,696	25,473
Redeemed	(413,544)	(241,108)
Net Increase (Decrease) from Capital Share Transactions	904,637	778,434
Total Increase (Decrease)	288,902	1,018,145
Net Assets
Beginning of Period	2,203,928	1,185,783
End of Period[2]	2,492,830	2,203,928

1 Includes fiscal 2007 short-term gain distributions totaling $983,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $33,123,000 and $22,836,000.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Target Retirement 2045 Fund

Financial Highlights

					Sept. 1,	Oct. 27,
					2004, to	2003[2] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,	Aug. 31,
Throughout Each Period	2008	2007	2006	2005	2004[1]	2004
Net Asset Value, Beginning of Period	$15.75	$13.60	$12.47	$10.98	$10.80	$10.00
Investment Operations
Net Investment Income	.303	.280	.270[3]	.240[3]	.030	.110
Capital Gain Distributions Received	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	(3.463)	2.130	1.050	1.410	.150	.760
Total from Investment Operations	(3.160)	2.410	1.320	1.650	.180	.870
Distributions
Dividends from Net Investment Income	(.300)	(.250)	(.190)	(.160)	—	(.070)
Distributions from Realized Capital Gains	—	(.010)	—	—	—	—
Total Distributions	(.300)	(.260)	(.190)	(.160)	—	(.070)
Net Asset Value, End of Period	$12.29	$15.75	$13.60	$12.47	$10.98	$10.80

Total Return[4]	–20.42%	17.90%	10.70%	15.09%	1.67%	8.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,493	$2,204	$1,186	$492	$85	$76
Ratio of Total Expenses to
Average Net Assets	0%[5]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.28%	2.08%	2.03%	2.07%	1.65%[6]	1.38%[6]
Portfolio Turnover Rate	9%	1%	3%	7%	0%	7%

1 The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.

2 Inception.

3 Calculated based on average shares outstanding.

4 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

5 The acquired fund fees and expenses were 0.18%.

6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of ETF Shares) are valued at that fund’s net asset value. ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2 Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2008, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $33,274,000 of ordinary income available for distribution. The fund had available realized losses of $539,000 to offset future net capital gains through September 30, 2017.

At September 30, 2008, the cost of investment securities for tax purposes was $2,795,512,000. Net unrealized depreciation of investment securities for tax purposes was $306,298,000, consisting of unrealized gains of $376,000 on securities that had risen in value since their purchase and $306,674,000 in unrealized losses on securities that had fallen in value since their purchase.

39

Target Retirement 2045 Fund

D. During the year ended September 30, 2008, the fund purchased $1,143,650,000 of investment securities and sold $226,308,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	89,071	67,196
Issued in Lieu of Cash Distributions	3,018	1,771
Redeemed	(29,227)	(16,238)
Net Increase (Decrease) in Shares Outstanding	62,862	52,729

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

40

Target Retirement 2050 Fund

Fund Profile

As of September 30, 2008

Financial Attributes

Yield[1]	2.7%
Acquired Fund Fees and Expenses (9/30/2007)[2]	0.21%

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	72.0%
Total Bond Market Index Fund	10.2
European Stock Index Fund	9.6
Pacific Stock Index Fund	4.4
Emerging Markets Stock Index Fund	3.8

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield for the fund. See the Glossary.

2 This figure—drawn from the prospectus dated January 25, 2008—represents a weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement Funds invest. The 2050 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2008, the acquired fund fees and expenses figure was 0.19%.

41

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2008		of a $10,000
	One Year	Since Inception[1]	Investment
Vanguard Target Retirement 2050 Fund[2]	–20.41%	–0.17%	$9,961
Dow Jones Wilshire 5000 Index	–21.20	–1.03	9,762
Target 2050 Composite Index[3]	–20.73	–0.31	9,929
Target 2050 Composite Average[4]	–22.04	–1.69	9,612

Fiscal-Year Total Returns (%): June 7, 2006–September 30, 2008
				Target 2050
Fiscal	Capital	Income	Total	Composite
Year	Return	Return	Return	Index[3]
2006	6.2%	0.0%	6.2%	6.2%
2007	16.7	1.1	17.8	18.0
2008	–21.6	1.2	–20.4	–20.7

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 7, 2006.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Lehman U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2050 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the average general equity fund, average international fund, average fixed income fund, and average emerging markets fund. Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

42

Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (71.8%)
Vanguard Total Stock Market Index Fund Investor Shares	10,322,621	293,369

International Stock Funds (17.7%)
Vanguard European Stock Index Fund Investor Shares	1,393,370	39,168
Vanguard Pacific Stock Index Fund Investor Shares	1,830,771	17,813
Vanguard Emerging Markets Stock Index Fund Investor Shares	719,656	15,580

Bond Fund (10.2%)
Vanguard Total Bond Market Index Fund Investor Shares	4,207,053	41,524
Total Investment Companies (Cost $480,673)		407,454
Other Assets and Liabilities (0.3%)
Other Assets		5,084
Liabilities		(3,956)
		1,128
Net Assets (100%)
Applicable to 21,033,090 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		408,582
Net Asset Value Per Share		$19.43

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	478,983
Undistributed Net Investment Income	4,832
Accumulated Net Realized Losses	(2,014)
Unrealized Appreciation (Depreciation)	(73,219)
Net Assets	408,582

•	See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Income Distributions Received	7,161
Net Investment Income—Note B	7,161
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	(2,001)
Realized Net Gain (Loss)	(2,001)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(83,852)
Net Increase (Decrease) in Net Assets Resulting from Operations	(78,692)

See accompanying Notes, which are an integral part of the Financial Statements.

44

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,161	1,803
Realized Net Gain (Loss)	(2,001)	(13)
Change in Unrealized Appreciation (Depreciation)	(83,852)	10,271
Net Increase (Decrease) in Net Assets Resulting from Operations	(78,692)	12,061
Distributions
Net Investment Income	(3,847)	(328)
Realized Capital Gain	—	—
Total Distributions	(3,847)	(328)
Capital Share Transactions
Issued	393,021	203,586
Issued in Lieu of Cash Distributions	3,836	326
Redeemed	(97,882)	(35,763)
Net Increase (Decrease) from Capital Share Transactions	298,975	168,149
Total Increase (Decrease)	216,436	179,882
Net Assets
Beginning of Period	192,146	12,264
End of Period[1]	408,582	192,146

1 Net Assets—End of Period includes undistributed net investment income of $4,832,000 and $1,518,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Target Retirement 2050 Fund

Financial Highlights

			June 7,
	Year Ended		2006[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2008	2007	2006
Net Asset Value, Beginning of Period	$24.79	$21.24	$20.00
Investment Operations
Net Investment Income	.503[2]	.480[2]	.170[2]
Capital Gain Distributions Received	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(5.493)	3.290	1.070
Total from Investment Operations	(4.990)	3.770	1.240
Distributions
Dividends from Net Investment Income	(.370)	(.220)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.370)	(.220)	—
Net Asset Value, End of Period	$19.43	$24.79	$21.24

Total Return[3]	–20.41%	17.85%	6.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$409	$192	$12
Ratio of Total Expenses to Average Net Assets	0%[4]	0%	0%
Ratio of Net Investment Income to Average Net Assets	2.27%	2.04%	1.88%[5]
Portfolio Turnover Rate	4%	2%	0%

1 Inception.

2 Calculated based on average shares outstanding.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 The acquired fund fees and expenses were 0.19%.

5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2006–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2008, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $4,833,000 of ordinary income available for distribution. The fund had available realized losses of $1,000 to offset future net capital gains through September 30, 2016.

At September 30, 2008, the cost of investment securities for tax purposes was $482,687,000. Net unrealized depreciation of investment securities for tax purposes was $75,233,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended September 30, 2008, the fund purchased $316,174,000 of investment securities and sold $13,413,000 of investment securities, other than temporary cash investments.

47

Target Retirement 2050 Fund

E. Capital shares issued and redeemed were:

	Year Ended September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	17,508	8,660
Issued in Lieu of Cash Distributions	160	14
Redeemed	(4,386)	(1,500)
Net Increase (Decrease) in Shares Outstanding	13,282	7,174

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2008, 100% of the fund’s investments were valued based on Level 1 inputs.

48

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement 2030 Fund, Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, and Vanguard Target Retirement 2050 Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement 2030 Fund, Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, and Vanguard Target Retirement 2050 Fund (the “Funds”) at September 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by agreement to the underlying ownership records for the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2008

49

Special 2008 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Target Retirement 2030 Fund	15,870
Target Retirement 2035 Fund	67,494
Target Retirement 2040 Fund	7,878
Target Retirement 2045 Fund	33,015
Target Retirement 2050 Fund	2,845

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement 2030 Fund	54.3%
Target Retirement 2035 Fund	56.7
Target Retirement 2040 Fund	60.0
Target Retirement 2045 Fund	56.8
Target Retirement 2050 Fund	59.8

50

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Vanguard Target Retirement Funds[1]
Periods Ended September 30, 2008
	One	Since
	Year	Inception[2]
Target Retirement 2030 Fund
Returns Before Taxes	–19.43%	0.22%
Returns After Taxes on Distributions	–19.69	0.00
Returns After Taxes on Distributions and Sale of Fund Shares	–12.38	0.17

Target Retirement 2035 Fund
Returns Before Taxes	–20.42%	5.20%
Returns After Taxes on Distributions	–20.74	4.84
Returns After Taxes on Distributions and Sale of Fund Shares	–12.95	4.38

Target Retirement 2040 Fund
Returns Before Taxes	–20.40%	–0.40%
Returns After Taxes on Distributions	–20.65	–0.60
Returns After Taxes on Distributions and Sale of Fund Shares	–13.00	–0.34

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 For the 2035 Fund, October 27, 2003; for the 2030 and 2040 Funds, June 7, 2006.

51

	One	Since
	Year	Inception[1]
Target Retirement 2045 Fund
Returns Before Taxes	–20.42%	5.82%
Returns After Taxes on Distributions	–20.74	5.50
Returns After Taxes on Distributions and Sale of Fund Shares	–12.95	4.95

Target Retirement 2050 Fund
Returns Before Taxes	–20.41%	–0.17%
Returns After Taxes on Distributions	–20.65	–0.38
Returns After Taxes on Distributions and Sale of Fund Shares	–13.01	–0.15

1 For the 2045 Fund, October 27, 2003; for the 2050 Fund, June 7, 2006.

52

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund listed.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended September 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Target Retirement Fund	3/31/2008	9/30/2008	Period[1]
Based on Actual Fund Return
2030	$1,000.00	$891.46	$0.85
2035	1,000.00	886.08	0.80
2040	1,000.00	886.85	0.80
2045	1,000.00	886.09	0.80
2050	1,000.00	886.81	0.85
Based on Hypothetical 5% Yearly Return
2030	$1,000.00	$1,024.17	$0.91
2035	1,000.00	1,024.22	0.86
2040	1,000.00	1,024.22	0.86
2045	1,000.00	1,024.22	0.86
2050	1,000.00	1,024.17	0.91

1 The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.18%, 0.17%, 0.17%, 0.17%, and 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figures for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

53

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons, because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

54

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

55

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/
Trustee Since May 1987;	Trustee of The Vanguard Group, Inc., and of each of the investment companies served
Chairman of the Board	by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group
156 Vanguard Funds Overseen	and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Chief Financial Officer	Treasurer of each of the investment companies served by The Vanguard Group; Chief
Since September 2008	Financial Officer of each of the investment companies served by The Vanguard
Treasurer Since July 1998	Group since 2008.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director,
Chief Executive Officer	and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and
Since August 31, 2008	President of each of the investment companies served by The Vanguard Group since
President Since March 2008	2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard
156 Vanguard Funds Overseen	Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group and of each of the investment companies served by The Vanguard
Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-0102.

Russell is a trademark of The Frank Russell Company.

© 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080B 112008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2008: $168,000

Fiscal Year Ended September 30, 2007: $170,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2008: $3,055,590

Fiscal Year Ended September 30, 2007: $2,835,320

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2008: $626,240

Fiscal Year Ended September 30, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2008: $230,400

Fiscal Year Ended September 30, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2008: $0

Fiscal Year Ended September 30, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2008: $230,400

Fiscal Year Ended September 30, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2008

VANGUARD CHESTER FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2008

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.